(UNITED OF OMAHA LOGO)                                  PROSPECTUS:  May 1, 2005

                                                         ULTRANNUITY(R) SERIES V
                                                               Flexible Payment
                                               Variable Deferred Annuity Policy

      This Prospectus describes ULTRANNUITY(R) SERIES V, a variable annuity policy offered by UNITED OF OMAHA LIFE INSURANCE COMPANY. To purchase a Policy, generally you must invest at least $5,000. Further investment is optional.

The investment portfolios offered through the Policy may have names that are nearly the same or similar to the names of retail mutual funds. However, these investment portfolios are not the same as those retail mutual funds, even though they have similar names and may have similar characteristics and the same managers. The investment performance of these investment portfolios is not necessarily related to the performance of the retail mutual funds. The investment portfolios are described in separate prospectuses that accompany this Prospectus.

The Policy includes 32 variable options (where you have the investment risk) with investment portfolios from:

  -   THE ALGER AMERICAN FUND

  -   FEDERATED INSURANCE SERIES

  - FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

  -   MFS VARIABLE INSURANCE TRUST

  -   PIONEER VARIABLE CONTRACTS TRUST

  -   SCUDDER INVESTMENT VIT FUNDS

  -   SCUDDER VARIABLE SERIES I

  - T. ROWE PRICE EQUITY SERIES, INC., FIXED INCOME SERIES, INC. AND INTERNATIONAL SERIES, INC.

  -   VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.

and three fixed rate options (where we have the investment risk).

      The variable investment options are not direct investments in mutual fund shares, but are offered through subaccounts of United of Omaha Separate Account
C. THE VALUE OF YOUR POLICY WILL GO UP OR DOWN BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE INVESTMENT OPTIONS THAT YOU CHOOSE.

Please Read This Prospectus Carefully. It provides information you should consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.

      A Statement of Additional Information about us and the Policy, with the same date as this Prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference. You may obtain a copy of the Statement of Additional Information by writing or calling us, or you may access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours). The table of contents for the Statement of Additional Information is at the end of this Prospectus.

The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             REMEMBER THAT THE POLICY AND THE INVESTMENT PORTFOLIOS:

             -     ARE SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF
                   PRINCIPAL

             -     ARE NOT BANK DEPOSITS

             -     ARE NOT GOVERNMENT INSURED

             -     ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

             -     MAY NOT ACHIEVE THEIR GOALS

        UNITED OF OMAHA LIFE INSURANCE COMPANY, VARIABLE PRODUCT SERVICES

   MAILING ADDRESS: P.O. BOX 750497, TOPEKA, KANSAS 66675-0497 1-800-238-9354

CONTENTS

                                                                PAGE(S)
                                                                -------
DEFINITIONS                                                        3
INTRODUCTION AND SUMMARY                                          4-10
     Comparison to Other Policies and Investments
     How the Policy Operates
     Fee Table
     Example of Expenses
FINANCIAL STATEMENTS                                             11-20
ABOUT US                                                           21
INVESTMENT OPTIONS                                               22-30
     Variable Investment Options
     Fixed Rate Options
     Transfers
     Market-Timing Restrictions
     Dollar Cost Averaging
     Systematic Transfer Enrollment Program
     Asset Allocation Program
     Rebalancing Program
IMPORTANT POLICY PROVISIONS                                      31-34
     Policy Application and Issuance
     Accumulation Value
     Telephone Transactions
     Death of Annuitant
     Delay of Payments
     Minor Owner or Beneficiary
     Policy Termination
EXPENSES                                                         35-38
     Withdrawal Charge
     Mortality and Expense Risk Charge
     Administrative Charges
     Enhanced Death Benefit Charge
     Returns Benefit Charge
     Transfer Fee
     Premium Tax Charge
     Other Taxes
     Other Expenses; Investment Advisory Fees
POLICY DISTRIBUTIONS                                             39-45
     Withdrawals
     Annuity Payments
     Returns Benefit Rider
     Death Benefits
FEDERAL TAX MATTERS                                              46-48
     Taxation of Nonqualified Policies
     Taxation of Qualified Policies
     Possible Tax Law Changes
MISCELLANEOUS                                                    49-53
     Distributor of the Policies
     Sales to Employees
     Voting Rights
     Distribution of Materials
     Legal Proceedings
     USA Patriot Act Notice
     Privacy Notice
     Do You Have Questions?
STATEMENT OF ADDITIONAL INFORMATION                                54

DEFINITIONS

ACCUMULATION UNIT is a measurement of value in a particular Subaccount prior to the Annuity Starting Date. Purchase payments that are invested in the variable investment options are used to purchase Accumulation Units. The Policy sets forth the calculation of the value of Accumulation Units.

ACCUMULATION VALUE is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed rate investment options).

ANNUITANT is the person on whose life annuity payments involving life contingencies are based.

ANNUITY STARTING DATE is the date when annuity payments are scheduled to begin (the end of the accumulation phase). The latest Annuity Starting Date permitted is the Annuitant's 95th birthday (85th birthday if the returns benefit rider is elected).

AVERAGE DEATH BENEFIT AMOUNT is the mean of the death benefit amount on the most recent Policy anniversary and the death benefit amount on the immediately preceding Policy anniversary. The Average Death Benefit Amount is the basis used to calculate the enhanced death benefit charge for Policies issued prior to May 1, 1998.

BENEFICIARY is the person(s) or other legal entity who receives Policy benefits, if any, upon your death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

BUSINESS DAY is each day that the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE is the Accumulation Value less any applicable withdrawal charge, Policy fee, any premium tax charge not previously deducted and any enhanced death benefit charge (for Policies issued prior to May 1, 1998 that elect this benefit).

OWNER is you -- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

POLICY is the Ultrannuity(R) Series V, a variable annuity policy offered by us through this Prospectus.

POLICY YEAR is measured from the annual anniversary dates of the date of issue of the Policy.

SERIES FUNDS are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

SUBACCOUNT is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

US, WE, OUR, UNITED OF OMAHA is United of Omaha Life Insurance Company.

VALUATION PERIOD is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

VARIABLE ACCOUNT is United of Omaha Separate Account C, a separate account maintained by us.

VARIABLE ANNUITY UNIT is a measurement of value in a particular Subaccount after the Annuity Starting Date. The Policy sets forth the calculation of the value of Variable Annuity Units.

WRITTEN NOTICE is written notice, signed by you, that gives us the information we require and is received at the Security Benefit Group of Companies, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497.

YOU, YOURS is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

-----------------------------------------------------------

      This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

      This Prospectus generally describes only the variable investment options, except when the fixed rate options are specified.

INTRODUCTION AND SUMMARY

      This Introduction and Summary briefly notes some of the important things about the Policy, but it is not a complete description of the Policy. The rest of this Prospectus contains more complete information, and you should read the entire Prospectus carefully.

      The ULTRANNUITY(R) SERIES V Policy described in this Prospectus is a contract between you and United of Omaha Life Insurance Company. The Policy is a variable annuity policy, which means that you can allocate your purchase payments to as many as 32 different variable investment options, where you can gain or lose money on your investment. The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular investment portfolio. You can also allocate your purchase payments to three fixed rate options, where we guarantee you will earn a fixed rate of interest. The Policy is a deferred annuity, which means it has two phases: an accumulation (or deferral) phase and an annuity payout phase.

      During the accumulation phase, any earnings that you leave in the Policy are not taxed. During this phase you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers out of the fixed rate options). Withdrawals may be subject to a withdrawal charge, they may be taxable, and a penalty tax may apply.

      The accumulation phase ends and the annuity payout phase begins on the Annuity Starting Date that you select. During the annuity payout phase, we will make periodic payments to you. You can select payments that are guaranteed to last for your entire life or for some other period. You can select payments that vary in amount, depending on the investment performance of the portfolios you pick, or payments that are fixed in amount. If you elect to add the returns benefit rider, you will be entitled to a guaranteed minimum annuity purchase amount if you elect to annuitize after you hold the Policy for at least 10 years. Some or all of each payment may be taxable.

      You may have the right to add an enhanced death benefit rider to the Policy for an additional charge. If you elect this rider or if you add the returns benefit rider, you may be entitled to receive a death benefit in excess of your Accumulation Value. You cannot elect both the enhanced death benefit rider and the returns benefit rider.

[ ]   COMPARISON TO OTHER POLICIES AND INVESTMENTS

      Compared to fixed annuities. Like fixed-interest annuities, the Policy:

      -     offers the ability to accumulate capital on a tax-deferred basis;

      - offers the ability to have a guaranteed minimum return on your investment if you choose a fixed rate option;

      -     allows you to make withdrawals from your Policy; and

      - can provide annuity payments for the rest of your life or for some other period.

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees, and asset allocation models.

      The Policy is different from fixed-interest annuities in that, to the extent you select variable investment options, your Accumulation Value will reflect the investment experience of the selected variable investment options, so you have both the investment risk and opportunity, not us.

      Compared to mutual funds. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

      - The Policy provides a death benefit that could be higher than the value of the Policy.

      - Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.

      - Federal income tax liability on any earnings generally is deferred until you receive a distribution from the Policy.

      - You can make transfers from one underlying investment portfolio to another without tax liability.

      - Dividends and capital gains distributed by the investment portfolios are automatically reinvested.

      - Withdrawals before age 59-1/2 generally are subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although taxation of them is deferred until such earnings are distributed. Taxable earnings are considered to be paid out first followed by the return of your purchase payments.

      - Withdrawals of more than 15% of the Accumulation Value of the Policy can result in a withdrawal charge during the first seven years following receipt of a purchase payment.

      - Most states grant you a short time period to review your Policy and cancel it. The terms of this "right to examine" period vary by state (see the cover of your Policy).

      - We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.

[ ]    HOW THE POLICY OPERATES

      The following chart summarizes how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

                                PURCHASE PAYMENTS

                  - Minimum initial purchase payment is $5,000 ($2,000 if you elect to make electronic funds transfer payments of at least $100 per month, or quarterly, semiannual or annual purchase payment equivalents).

                  -     Minimum additional purchase payment is $500.

                  - No additional purchase payments will be accepted after earlier of the Annuity Starting Date or your 88th birthday.

                 DEDUCTIONS BEFORE ALLOCATING PURCHASE PAYMENTS

            In some states we are required to pay premium taxes, which may be up to 3.5% of the purchase payment you make. The amount of premium tax we are required to pay in your state may instead be deducted from your purchase payment upon surrender, upon the death of an Owner, or at the Annuity Starting Date. The timing of the deduction will vary in accordance with state law.

                         INVESTMENT OF PURCHASE PAYMENTS

      You direct the allocation of all net purchase payments among the 32 Subaccounts of the Variable Account, the fixed account and the systematic transfer accounts. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.

                             DEDUCTIONS FROM ASSETS

- Daily charges deducted from the net assets in the Variable Account equal an annual rate of:

      -     1.00% for our mortality and expense risk;

      -     0.20% for our administrative expenses;

      -     0.30% if you elect the optional enhanced death benefit rider*

- Annual charge of 0.40% of the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value if you elect the optional returns benefit rider.

- Annual Policy Fee of $30 per year assessed on each Policy anniversary if your Policy has an Accumulation Value of $50,000 or less, no annual Policy fee is assessed if your Policy has an Accumulation Value of more than $50,000 on the Policy anniversary.

- $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.

- Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.

*This charge is deducted annually (and on surrender) rather than on a daily basis for Policies issued before 5/01/98 based upon the Average Death Benefit of these Policies. In addition, the charge is 0.35% rather than 0.30% for Policies issued before 5/1/03.

                               ACCUMULATION VALUE

      - Your Accumulation Value is equal to your purchase payments adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer accounts, charges deducted and other Policy transactions (such as partial withdrawals).

      - Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts.

      - Accumulation Value can be transferred among the Subaccounts and the fixed account.

      - Dollar cost averaging, asset allocation and rebalancing programs are available.

      - Accumulation Value is the starting point for calculating certain values under the Policy, such as the Cash Surrender Value and the death benefit.

                          ACCUMULATION VALUE BENEFITS

- You can withdraw all or part of the Cash Surrender Value. Each Policy Year, up to 15% of the Accumulation Value as of the date of the first withdrawal that Policy Year may be withdrawn without a withdrawal charge. Thereafter, the withdrawal charge is calculated separately for each purchase payment withdrawn based on the number of years elapsed since the purchase payment was made; the charge is 7% if the withdrawal is made in the first year after a purchase payment is made and then the withdrawal charge decreases by 1% in each successive year to 0% after the seventh year. (Taxes and tax penalties may also apply to withdrawals.)

- Fixed and variable annuity payout options are available. A guaranteed minimum annuity value is also available under the returns benefit rider (for an extra charge).

                                 DEATH BENEFITS

-     Available as a lump sum or under a variety of payment options.

- If you die by accident, you may receive double the death benefit that would be paid if death was not by accident as a result of the accidental death benefit.*

-     An enhanced death benefit also may be available (for an extra charge).*

- The returns benefit is also available for an extra charge (but not if you elect the enhanced death benefit). This benefit will provide for a guaranteed minimum annuity purchase amount or an increased death benefit to your Beneficiary in certain circumstances.*

----------

*Accidental and enhanced death benefit and the returns benefit may not be available in all states.

STATE VARIATIONS

      This Prospectus and the Statement of Additional Information provide a general description of the Policy. Certain provisions of your Policy may be different than the general description in this Prospectus because of legal requirements in your state. Many of these differences are noted in this Prospectus. Your actual Policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Variable Product Services Office for specific information.

For Policies Issued in the State of Florida

      This notice is to remind you of rights provided by Florida law, Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

      If you would like to take advantage of this feature, please contact Variable Products Services at 1-800-888-2461.

Tax-Free Exchanges (1035 Exchanges and Qualified Transfers/Rollovers)

      You can generally exchange one policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code for non-qualified policies and under transfer and rollover rules established by the Internal Revenue Service for certain qualified policies. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

[ ]   FEE TABLE

      The following tables list various costs and expenses that you will pay when buying, owning and surrendering a Policy. The first table describes Policy Owner Transaction Expenses, which are fees and expenses that you will pay at the time that you buy a Policy, surrender a Policy, or transfer Accumulation Value among the Subaccounts and the Fixed Account. The second table describes Variable Account Annual Expenses, which are fees and expenses that you will pay periodically during the time that you own the Contract, not including investment portfolio fees and expenses. In addition to these expenses, in some states you will pay a premium tax charge.

Policy Owner Transaction Expenses

-    Maximum Withdrawal Charge(1)                                                      7%
     (as a percentage of each purchase payment withdrawn)

-    Transfer Fee                   -  First 12 Transfers Per Year:                $   0

                                    -  Over 12 Transfers in one Policy Year:       $  10 each

Variable Account Annual Expenses
(deducted daily to equal this annual % of Accumulation Value in the Subaccounts)

-    Mortality and Expense Risk Fees                                                1.00%

-    Administrative Expense Charge                                                  0.20%
                    Total Variable Account Annual Expenses                          1.20%

Other Annual Expenses

-    Annual Policy Fee, $50,000 or less of Accumulation Value (determined          $  30 per year
     annually on Policy anniversary date)

-    Annual Policy Fee, more than $50,000 of Accumulation Value (determined        $   0 per year
     annually on Policy anniversary date)

-    Current Annual Enhanced Death Benefit Charge (Optional)

      -     Prior to May 1, 1998, deducted annually as a percentage of the          0.35%
            Average Death Benefit Amount.

      -     On or after May, 1, 1998 through April 30, 2003, deducted daily to      0.35%
            equal this annual percentage of Accumulation Value of the
            Subaccounts.

      -     On or after May 1, 2003, deducted daily to equal this annual            0.30%
            percentage  of Accumulation Value of the Subaccounts.

-    Returns Rider Benefit Charge (Optional)

      -     Deducted annually on the Policy anniversary.                            0.40%(2)

------------------------

(1) Each Policy Year up to 15% of the Accumulation Value as of the date of the first withdrawal that year can be withdrawn without a withdrawal charge. Thereafter, the withdrawal charge is calculated separately for each purchase payment withdrawn based on the number of years elapsed since the purchase payment was made; it is 7% in the first year after a purchase payment is made and then decreases by 1% in each successive year to 0% after the seventh year.

(2) This charge is deducted annually on the Policy anniversary (and on surrender) from the Accumulation Value in the Subaccounts and the fixed rate options based on the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value.

      The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waivers or expense reimbursements) during the fiscal year ended December 31, 2004. You may pay these expenses periodically during the time that own a Policy. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.

ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES:


                                                                           MINIMUM    MAXIMUM
                                                                           -------    -------
ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES (expenses that are           0.35%      1.71%
deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)


[ ]   EXAMPLES OF EXPENSES

      The following tables contain examples(3),(4),(5) of the overall expenses you would pay, in different situations, over different time periods. These examples are based on certain assumptions, so your actual expenses will, in all likelihood, be different. In addition, the examples do not reflect any premium tax charges, which apply in some states. These examples can help you compare the expenses of the Policy with expenses of other variable annuity policies. These expenses include Policy Owner Transaction Expenses, Variable Account Annual Expenses, Other Annual Expenses, and the maximum fees and expense of any of the investment portfolios. There are two sets of examples. The first example assumes that you elect the optional returns benefit rider, and assumes that the Policy Accumulation Value is less than $50,000. The second example assumes that you do not elect an optional rider and assumes that the Policy Accumulation Value is less than $50,000.

EXAMPLE:(3) An Owner would pay the following expenses on a $10,000 investment assuming a 5% annual return on assets (including the returns benefit but not the enhanced death benefit):

1. Surrender Policy at end of the time period or annuitize and annuity option 4 (lifetime income) is NOT chosen.

2. Annuitize Policy at the end of the time period and annuity Option 4 (lifetime income IS chosen.

3. Policy is not surrendered and is not annuitized.

PORTFOLIO                                                   1Yr    3Yr   5Yr   10Yr   1Yr   3Yr    5Yr  10Yr   1Yr  3Yr   5Yr   10Yr
---------                                                   ---    ---   ---   ----   ---   ---    ---  ----   ---  ---   ---   ----
Alger American Growth Portfolio                             854   1217  1608   2883   854   795   1357  2883   259  795  1357   2883

Alger American Small Capitalization Portfolio               865   1334  1746   2991   865   828   1412  2991   270  828  1412   2991

Federated Fund for U.S. Government Securities II Portfolio  841   1177  1542   2753   841   756   1292  2753   246  756  1292   2753

Federated Prime Money Fund II Portfolio                     848   1199  1578   2823   848   777   1327  2823   253  777  1327   2823

Fidelity VIP Asset Manager: Growth Portfolio                843   1183  1553   2773   843   762   1302  2773   248  762  1302   2773

Fidelity VIP Contrafund Portfolio                           836   1162  1517   2703   836   741   1267  2703   241  741  1267   2703

Fidelity VIP Equity-Income Portfolio                        826   1132  1467   2602   826   711   1217  2602   231  711  1217   2602

Fidelity VIP Index 500 Portfolio                            803   1062  1349   2364   803   641   1100  2364   208  641  1100   2364

Fidelity VIP Mid Cap Portfolio Service                      864   1247  1658   2981   864   825   1407  2981   269  825  1407   2981

MFS Capital Opportunities Series Portfolio                  858   1229  1628   2922   858   807   1377  2922   263  807  1377   2922

MFS Emerging Growth Series Portfolio                        855   1220  1613   2893   855   798   1362  2893   260  798  1362   2893

MFS High Income Series Portfolio                            857   1226  1623   2913   857   804   1372  2913   262  804  1372   2913

MFS Research Series Portfolio                               856   1223  1618   2903   856   801   1367  2903   261  801  1367   2903

MFS Strategic Income Series Portfolio                       876   1283  1717   3098   876   861   1466  3098   281  861  1466   3098

Pioneer Equity Income VCT Portfolio                         866   1253  1668   3001   866   831   1417  3001   271  831  1417   3001

Pioneer Fund VCT Portfolio                                  864   1247  1658   2981   864   825   1407  2981   269  825  1407   2981

Pioneer Growth Shares VCT Portfolio                         901   1357  1840   3336   901   935   1589  3336   306  935  1589   3336

Pioneer Mid-Cap Value VCT Portfolio                         841   1177  1542   2753   841   756   1292  2753   246  756  1292   2753

Pioneer Real Estate Shares VCT Portfolio*                   894   1336  1806   3270   894   915   1555  3270   299  915  1555   3270

Pioneer Small Cap Value VCT Portfolio                       917   1405  1918   3485   917   982   1667  3485   322  982  1667   3485

Scudder VIT EAFE Equity Index Fund Portfolio                850   1205  1588   2843   850   783   1337  2843   255  783  1337   2843

Scudder VIT Small Cap Index Fund Portfolio                  816   1102  1416   2499   816   681   1166  2499   221  681  1166   2499

Scudder VS1 Global Discovery Portfolio                      920   1414  1933   3513   920   991   1681  3513   325  991  1681   3513

Scudder VS1 Growth and Income Portfolio                     857   1226  1623   2913   857   804   1372  2913   262  804  1372   2913

Scudder VS1 International Portfolio                         872   1271  1698   3059   872   849   1447  3059   277  849  1447   3059

T. Rowe Price Equity Income Portfolio                       853   1214  1603   2873   853   792   1352  2873   258  792  1352   2873

T. Rowe Price International Stock Portfolio                 873   1274  1702   3069   873   852   1452  3069   278  852  1452   3069

T. Rowe Price Limited-Term Bond Portfolio                   838   1168  1527   2723   838   747   1277  2723   243  747  1277   2723

T. Rowe Price New America Growth Portfolio                  853   1214  1603   2873   853   792   1352  2873   258  792  1352   2873

T. Rowe Price Personal Strategy Balanced Portfolio          855   1220  1613   2893   855   798   1362  2893   260  798  1362   2893

Van Kampen UIF Core Plus Fixed Income Portfolio             840   1174  1537   2743   840   753   1287  2743   245  753  1287   2743

Van Kampen UIF Emerging Markets Equity Portfolio            939   1470  2024   3686   939  1047   1772  3686   344 1047  1772   3686

EXAMPLE:(4)(5) An Owner would pay the following expenses on a $10,000 investment assuming a 5% annual return on assets (excluding the enhanced death benefit and the returns benefit):

1. Surrender Policy at end of the time period or annuitize and annuity option 4 (lifetime income) is NOT chosen.

2. Annuitize Policy at the end of the time period and annuity Option 4 (lifetime income IS chosen.

3. Policy is not surrendered and is not annuitized.

PORTFOLIO                                                        1Yr  3Yr    5Yr  10Yr  1Yr  3Yr   5Yr   10Yr  1Yr   3Yr  5Yr   10Yr
---------                                                        ---  ---    ---  ----  ---  ---   ---   ----  ---   ---  ---   ----
Alger American Growth Portfolio                                  814  1095  1405  2478  814  675  1156   2478  219   675  1156  2478

Alger American Small Capitalization Portfolio                    825  1213  1545  2591  825  708  1212   2591  230   708  1212  2591

Federated Fund for U.S. Government Securities II Portfolio       801  1056  1339  2343  801  635  1089   2343  206   635  1089  2343

Federated Prime Money Fund II Portfolio                          808  1077  1375  2416  808  657  1125   2416  213   657  1125  2416

Fidelity VIP Asset Manager: Growth Portfolio                     803  1062  1349  2364  803  641  1100   2364  208   641  1100  2364

Fidelity VIP Contrafund Portfolio                                796  1040  1313  2291  796  620  1064   2291  201   620  1064  2291

Fidelity VIP Equity-Income Portfolio                             786  1010  1261  2185  786  589  1012   2185  191   589  1012  2185

Fidelity VIP Index 500 Portfolio                                 763  939   1141  1937  763  519   893   1937  168   519   893  1937

Fidelity VIP Mid Cap Portfolio Service                           824  1126  1456  2581  824  705  1207   2581  229   705  1207  2581

MFS Capital Opportunities Series Portfolio                       818  1108  1426  2520  818  687  1176   2520  223   687  1176  2520

MFS Emerging Growth Series Portfolio                             815  1098  1411  2489  815  678  1161   2489  220   678  1161  2489

MFS High Income Series Portfolio                                 817  1105  1421  2509  817  684  1171   2509  222   684  1171  2509

MFS Research Series Portfolio                                    816  1102  1416  2499  816  681  1166   2499  221   681  1166  2499

MFS Strategic Income Series Portfolio                            836  1162  1517  2703  836  741  1267   2703  241   741  1267  2703

Pioneer Equity Income VCT Portfolio                              826  1132  1467  2602  826  711  1217   2602  231   711  1217  2602

Pioneer Fund VCT Portfolio                                       824  1126  1456  2581  824  705  1207   2581  229   705  1207  2581

Pioneer Growth Shares VCT Portfolio                              861  1238  1643  2952  861  816  1392   2952  266   816  1392  2952

Pioneer Mid-Cap Value VCT Portfolio                              801  1056  1339  2343  801  635  1089   2343  206   635  1089  2343

Pioneer Real Estate Shares VCT Portfolio*                        854  1217  1608  2883  854  795  1357   2883  259   795  1357  2883

Pioneer Small Cap Value VCT Portfolio                            877  1286  1722  3108  877  864  1471   3108  282   864  1471  3108

Scudder VIT EAFE Equity Index Fund Portfolio                     810  1083  1385  2437  810  663  1135   2437  215   663  1135  2437

Scudder VIT Small Cap Index Fund Portfolio                       776  979   1209  2078  776  559   960   2078  181   559   960  2078

Scudder VS1 Global Discovery Portfolio                           880  1295  1737  3137  880  873  1486   3137  285   873  1486  3137

Scudder VS1 Growth and Income Portfolio                          817  1105  1421  2509  817  684  1171   2509  222   684  1171  2509

Scudder VS1 International Portfolio                              832  1150  1497  2663  832  729  1247   2663  237   729  1247  2663

T. Rowe Price Equity Income Portfolio                            813  1092  1400  2468  813  672  1151   2468  218   672  1151  2468

T. Rowe Price International Stock Portfolio                      833  1153  1502  2673  833  732  1252   2673  238   732  1252  2673

T. Rowe Price Limited-Term Bond Portfolio                        798  1047  1323  2312  798  626  1074   2312  203   626  1074  2312

T. Rowe Price New America Growth Portfolio                       813  1092  1400  2468  813  672  1151   2468  218   672  1151  2468

T. Rowe Price Personal Strategy Balanced Portfolio               815  1098  1411  2489  815  678  1161   2489  220   678  1161  2489

Van Kampen UIF Core Plus Fixed Income Portfolio                  800  1053  1334  2333  800  632  1084   2333  205   632  1084  2333

Van Kampen UIF Emerging Markets Equity Portfolio                 899  1351  1831  3317  899  929  1579   3317  304   929  1579  3317

3. The Anniversary Value equals the Accumulation Value on a Policy anniversary.

4. The $30 annual Policy Fee is reflected as an annual $10 charge per investment portfolio in these examples, based on an average Accumulation Value of $30,000.

5. The fee and expense data regarding each Series Fund, which is based upon fees and expenses for 2004, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

These examples should not be considered representations of past or future expenses. These examples are based on the maximum investment portfolio's expenses for 2004 and Policy expenses as described above. Actual expenses paid may be greater than or less than those shown, subject to guarantees in the Policy. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate. The expenses are before any fee waivers or expense reimbursements that were received. The fee and expense data regarding each Series Fund, which is based upon fees and expenses for 2004, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

FINANCIAL STATEMENTS

      Our statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office. For each of the years in the period ended December 31, 2004, net assets of the Subaccounts were represented by the following Accumulation Unit values and Accumulation Units. This information should be read in conjunction with the Variable Account's financial statements and related notes included in the Statement of Additional Information.

          THIS TABLE DEMONSTRATES INFORMATION FOR POLICIES WITHOUT THE
              ENHANCED DEATH BENEFIT AND FOR POLICIES ISSUED BEFORE
                  MAY 1, 1998 WITH THE ENHANCED DEATH BENEFIT.

                                                                                  ACCUMULATION UNIT
                                                                 ACCUMULATION      VALUE AT END OF
SUBACCOUNT                                                       UNIT VALUE ON           YEAR        NUMBER OF ACCUMULATION
----------                                                     COMMENCEMENT DATE    (December 31)    UNITS AT END OF YEAR**
(Date of Inception)                                                   ($)*               ($)*             (December 31)
------------------------------------------------------------   -----------------  -----------------  ----------------------
ALGER AMERICAN GROWTH (6/5/95)                                      10.000
         1995...............................................                            11.673                140,897
         1996...............................................                            13.071              1,358,882
         1997...............................................                            16.240              1,918,481
         1998...............................................                            23.759              2,036,293
         1999...............................................                            31.395              2,311,743
         2000...............................................                            26.437              2,397,859
         2001...............................................                            23.032              1,986,652
         2002...............................................                            15.248              1,879,394
         2003...............................................                            20.363              1,270,314
         2004...............................................                            21.224                923,944
ALGER AMERICAN SMALL CAPITALIZATION (6/5/95)                        10.000
         1995...............................................                            12.094                148,670
         1996...............................................                            12.448              1,474,107
         1997...............................................                            13.690              2,021,476
         1998...............................................                            15.638              2,100,494
         1999...............................................                            22.159              2,109,902
         2000...............................................                            15.939              2,117,374
         2001...............................................                            11.099              1,920,970
         2002...............................................                             8.090              1,463,336
         2003...............................................                            11.378              1,172,867
         2004...............................................                            13.105                855,740
FEDERATED FUND  FOR U.S. GOVERNMENT SECURITIES II (6/5/95)          10.000
         1995...............................................                            10.570                122,440
         1996...............................................                            10.882              1,128,539
         1997...............................................                            11.674              1,824,790
         1998...............................................                            12.417              2,467,353
         1999...............................................                            12.195              2,340,323
         2000...............................................                            13.371              2,102,155
         2001...............................................                            14.139              1,852,701
         2002...............................................                            15.234              1,830,120
         2003...............................................                            15.407              1,336,413
         2004...............................................                            15.772                978,698

                                                                                  ACCUMULATION UNIT
                                                                 ACCUMULATION      VALUE AT END OF
SUBACCOUNT                                                       UNIT VALUE ON           YEAR        NUMBER OF ACCUMULATION
----------                                                     COMMENCEMENT DATE    (December 31)    UNITS AT END OF YEAR**
(Date of Inception)                                                   ($)*               ($)*             (December 31)
------------------------------------------------------------   -----------------  -----------------  ----------------------
FEDERATED PRIME MONEY FUND II (6/5/95)                               1.000
         1995...............................................                             1.023              3,065,603
         1996...............................................                             1.059             21,525,823
         1997...............................................                             1.098             19,485,025
         1998...............................................                             1.138             33,973,580
         1999...............................................                             1.176             49,202,545
         2000...............................................                             1.231             28,115,973
         2001...............................................                             1.262             32,073,914
         2002...............................................                             1.264             23,722,551
         2003...............................................                             1.258             11,284,144
         2004...............................................                             1.253              7,604,082
FIDELITY VIP ASSET MANAGER: GROWTH (6/5/95)                         10.000
         1995...............................................                            11.269                199,570
         1996...............................................                            13.353              1,655,034
         1997...............................................                            16.500              2,748,520
         1998...............................................                            19.167              2,845,580
         1999...............................................                            21.827              2,600,716
         2000...............................................                            18.877              2,495,810
         2001...............................................                            17.271              2,036,537
         2002...............................................                            14.414              1,515,546
         2003...............................................                            17.565              1,157,510
         2004...............................................                            18.392                858,044
FIDELITY VIP CONTRAFUND (6/5/95)                                    10.000
         1995...............................................                            11.740                150,364
         1996...............................................                            14.070              1,785,274
         1997...............................................                            17.257              2,992,115
         1998...............................................                            22.162              3,141,626
         1999...............................................                            27.208              3,149,291
         2000...............................................                            25.102              2,977,690
         2001...............................................                            21.763              2,391,908
         2002...............................................                            19.492              1,901,816
         2003...............................................                            24.740              1,496,964
         2004...............................................                            28.226              1,150,163
FIDELITY VIP EQUITY-INCOME (6/5/95)                                 10.000
         1995...............................................                            11.596                233,679
         1996...............................................                            13.090              2,256,678
         1997...............................................                            16.571              3,528,096
         1998...............................................                            18.276              3,872,254
         1999...............................................                            19.200              3,977,876
         2000...............................................                            20.568              3,566,414
         2001...............................................                            19.313              3,051,123
         2002...............................................                            15.848              2,276,224
         2003...............................................                            20.407              1,762,101
         2004...............................................                            22.487              1,345,065
FIDELITY VIP INDEX 500 (5/1/97)                                     10.000
         1997...............................................                            12.166                829,118
         1998...............................................                            15.425              2,004,924
         1999...............................................                            18.367              3,009,822
         2000...............................................                            16.459              3,440,820
         2001...............................................                            14.293              3,397,837
         2002...............................................                            10.979              3,255,625
         2003...............................................                            13.930              2,810,391
         2004...............................................                            15.223              2,263,407
FIDELITY VIP MID CAP (5/1/03)                                       10.000
         2003...............................................                            14.053                 42,881

                                                                                  ACCUMULATION UNIT
                                                                 ACCUMULATION      VALUE AT END OF
SUBACCOUNT                                                       UNIT VALUE ON           YEAR        NUMBER OF ACCUMULATION
----------                                                     COMMENCEMENT DATE    (December 31)    UNITS AT END OF YEAR**
(Date of Inception)                                                   ($)*               ($)*             (December 31)
------------------------------------------------------------   -----------------  -----------------  ----------------------
         2004...............................................                            17.307                 83,100
MFS CAPITAL OPPORTUNITIES SERIES (5/1/97)                           10.000
         1997...............................................                            12.394                292,197
         1998...............................................                            15.528              1,117,680
         1999...............................................                            22.618              1,460,323
         2000...............................................                            21.531              1,942,266
         2001...............................................                            16.276              1,978,242
         2002...............................................                            11.306              1,151,447
         2003...............................................                            14.231              1,311,881
         2004...............................................                            15.812              1,105,788
MFS EMERGING GROWTH SERIES (6/5/95)                                 10.000
         1995...............................................                            11.659                123,460
         1996...............................................                            13.480              1,854,145
         1997...............................................                            16.230              2,890,806
         1998...............................................                            21.521              3,084,172
         1999...............................................                            37.575              2,822,806
         2000...............................................                            29.847              2,633,131
         2001...............................................                            19.612              2,106,062
         2002...............................................                            12.835              1,590,648
         2003...............................................                            16.515              1,238,894
         2004...............................................                            18.431                945,487
MFS HIGH INCOME SERIES (6/5/95)                                     10.000
         1995...............................................                            10.452                 87,378
         1996...............................................                            11.548                859,361
         1997...............................................                            12.960              1,729,635
         1998...............................................                            12.782              1,972,690
         1999...............................................                            13.442              1,994,619
         2000...............................................                            12.395              1,847,236
         2001...............................................                            12.500              1,266,445
         2002...............................................                            12.667                901,174
         2003...............................................                            14.763                699,388
         2004...............................................                            15.920                513,289
MFS RESEARCH SERIES (6/5/95)                                        10.000
         1995...............................................                            10.986                117,165
         1996...............................................                            13.277              1,381,316
         1997...............................................                            15.775              2,608,735
         1998...............................................                            19.231              2,790,110
         1999...............................................                            23.571              2,379,511
         2000...............................................                            22.159              2,169,993
         2001...............................................                            17.240              1,713,143
         2002...............................................                            12.854              1,299,517
         2003...............................................                            15.838                974,691
         2004...............................................                            18.128                714,879
MFS STRATEGIC INCOME SERIES (6/5/95)                                10.000
         1995...............................................                            10.243                 56,393
         1996...............................................                            10.527                819,686
         1997...............................................                            10.283              1,302,843
         1998...............................................                            10.963              1,429,007
         1999...............................................                            10.561              1,456,763
         2000...............................................                            10.945              1,465,827
         2001...............................................                            11.327              1,112,654
         2002...............................................                            12.132                710,555
         2003...............................................                            13.231                527,766
         2004...............................................                            14.083                399,566
PIONEER EQUITY INCOME VCT (5/1/2000)                                10.000

                                                                                  ACCUMULATION UNIT
                                                                 ACCUMULATION      VALUE AT END OF
SUBACCOUNT                                                       UNIT VALUE ON           YEAR        NUMBER OF ACCUMULATION
----------                                                     COMMENCEMENT DATE    (December 31)    UNITS AT END OF YEAR**
(Date of Inception)                                                   ($)*               ($)*             (December 31)
------------------------------------------------------------   -----------------  -----------------  ----------------------
         2000...............................................                            11.492                524,471
         2001...............................................                            10.542                702,072
         2002...............................................                             8.744                363,170
         2003...............................................                            10.564                256,674
         2004...............................................                            12.110                188,781
PIONEER FUND VCT (5/1/2000)                                         10.000
         2000...............................................                             9.761                229,835
         2001...............................................                             8.573                388,936
         2002...............................................                             6.840                338,602
         2003...............................................                             8.342                189,726
         2004...............................................                             9.142               1318,890
PIONEER GROWTH SHARES VCT (5/1/2000)                                10.000
         2000...............................................                             9.290                 15,247
         2001...............................................                             7.412                 79,129
         2002...............................................                             4.754                 37,400
         2003...............................................                             5.860                 52,230
         2004...............................................                             6.158                 40,749
PIONEER MID-CAP VALUE VCT (5/1/97)                                  10.000
         1997...............................................                            11.756                383,956
         1998...............................................                            11.156                704,800
         1999...............................................                            12.461                625,307
         2000...............................................                            14.529                600,524
         2001...............................................                            15.285                812,148
         2002...............................................                            13.409              1,233,479
         2003...............................................                            18.213              1,098,481
         2004...............................................                            21.974                856,461
PIONEER REAL ESTATE SHARES VCT (5/1/97)                             10.000
         1997...............................................                            12.229                428,572
         1998...............................................                             9.818                650,669
         1999...............................................                             9.295                735,185
         2000...............................................                            11.895                828,840
         2001...............................................                            12.669                764,044
         2002...............................................                            12.834                529,544
         2003...............................................                            17.086                375,874
         2004...............................................                            22.914                317,842
PIONEER SMALL CAP VALUE VCT (5/1/03)                                10.000
         2003...............................................                            13.578                 14,589
         2004...............................................                            16.083                 34,201
SCUDDER VIT EAFE(R) EQUITY INDEX FUND (5/1/2000)                    10.000
         2000...............................................                             8.764                604,546
         2001...............................................                             6.521              1,058,221
         2002...............................................                             5.051                311,311
         2003...............................................                             6.656                175,749
         2004...............................................                             7.829                114,872
SCUDDER VIT SMALL CAP INDEX FUND (5/1/2000)                         10.000
         2000...............................................                             9.288                323,540
         2001...............................................                             9.366                537,017
         2002...............................................                             7.349                293,891
         2003...............................................                            10.632                216,937
         2004...............................................                            12.370                166,716
SCUDDER VS1 GLOBAL DISCOVERY (5/1/97)                               10.000
         1997...............................................                            11.478                194,110
         1998...............................................                            13.176                297,502

                                                                         ACCUMULATION UNIT
                                                                          VALUE AT END OF
SUBACCOUNT                                   ACCUMULATION UNIT VALUE ON        YEAR         NUMBER OF ACCUMULATION
----------                                       COMMENCEMENT DATE         (December 31)    UNITS AT END OF YEAR**
(Date of Inception)                                       ($)*                 ($)*             (December 31)
-------------------------------------------  --------------------------  -----------------  ----------------------
         1999..............................                                  21.562                298,875
         2000..............................                                  20.150                500,867
         2001..............................                                  14.939                416,984
         2002..............................                                  11.797                314,804
         2003..............................                                  17.341                280,503
         2004..............................                                  21.094                201,492
SCUDDER VS1 GROWTH AND INCOME (5/1/97)                 10.000
         1997..............................                                  12.190                561,594
         1998..............................                                  12.847              1,049,444
         1999..............................                                  13.425                965,074
         2000..............................                                  12.955                897,400
         2001..............................                                  11.320                763,652
         2002..............................                                   8.566                641,865
         2003..............................                                  10.711                529,269
         2004..............................                                  11.617                409,515
SCUDDER VS1 INTERNATIONAL (6/5/95)                     10.000
         1995..............................                                  10.642                 99,029
         1996..............................                                  12.067              1,269,457
         1997..............................                                  13.004              2,391,655
         1998..............................                                  15.223              2,421,576
         1999..............................                                  23.241              2,206,568
         2000..............................                                  17.979              2,171,470
         2001..............................                                  12.281              1,785,665
         2002..............................                                   9.906              1,366,648
         2003..............................                                  12.503              1,011,998
         2004..............................                                  14.395                764,861
T. ROWE PRICE EQUITY INCOME (6/5/95)                   10.000
         1995..............................                                  11.625                121,994
         1996..............................                                  13.731              1,861,298
         1997..............................                                  17.481              3,837,388
         1998..............................                                  18.839              4,407,085
         1999..............................                                  19.305              3,796,628
         2000..............................                                  21.564              3,131,372
         2001..............................                                  21.616              2,685,683
         2002..............................                                  18.554              2,565,044
         2003..............................                                  23.007              2,182,979
         2004..............................                                  23.122              1,730,853
T. ROWE PRICE INTERNATIONAL STOCK (6/5/95)             10.000
         1995..............................                                  10.569                181,399
         1996..............................                                  11.976              1,736,784
         1997..............................                                  12.200              2,857,269
         1998..............................                                  13.964              2,966,530
         1999..............................                                  18.394              2,715,037
         2000..............................                                  14.932              2,638,133
         2001..............................                                  11.475              2,538,533
         2002..............................                                   9.263              2,526,667
         2003..............................                                  11.946              2,133,056
         2004..............................                                  13.429              1,671,687
T. ROWE PRICE LIMITED-TERM BOND (6/5/95)               10.000
         1995..............................                                  10.373                 56,018
         1996..............................                                  10.582                631,437
         1997..............................                                  11.160              1,302,580
         1998..............................                                  11.828              2,346,553

                                                                               ACCUMULATION UNIT
                                                                                VALUE AT END OF
SUBACCOUNT                                         ACCUMULATION UNIT VALUE ON        YEAR         NUMBER OF ACCUMULATION
----------                                             COMMENCEMENT DATE         (December 31)    UNITS AT END OF YEAR**
(Date of Inception)                                             ($)*                 ($)*             (December 31)
-------------------------------------------------  --------------------------  -----------------  ----------------------
         1999....................................                                    11.785              2,777,488
         2000....................................                                    12.720              3,213,365
         2001....................................                                    13.632              3,224,453
         2002....................................                                    14.198              2,453,976
         2003....................................                                    14.628              1,942,450
         2004....................................                                    14.611              1,540,254
T. ROWE PRICE NEW AMERICA GROWTH (6/5/95)                      10.000
         1995....................................                                    13.061                 58,555
         1996....................................                                    15.496                917,255
         1997....................................                                    18.543              1,599,824
         1998....................................                                    21.712              1,914,746
         1999....................................                                    24.187              1,701,273
         2000....................................                                    21.359              1,562,392
         2001....................................                                    18.602              1,470,460
         2002....................................                                    13.175              1,031,398
         2003....................................                                    17.588                798,925
         2004....................................                                    19.268                614,476
T. ROWE PRICE PERSONAL STRATEGY BALANCED (6/5/95)              10.000
         1995....................................                                    11.272                123,287
         1996....................................                                    12.719              1,703,217
         1997....................................                                    14.833              2,792,934
         1998....................................                                    16.755              3,090,073
         1999....................................                                    17.946              2,780,445
         2000....................................                                    18.691              2,570,458
         2001....................................                                    18.020              2,210,402
         2002....................................                                    16.415              1,788,724
         2003....................................                                    20.241              1,340,403
         2004....................................                                    22.558                955,958
VAN KAMPEN UIF EMERGING MARKETS EQUITY (5/1/98)                10.000
         1998....................................                                     7.002                 14,713
         1999....................................                                    13.469                 93,730
         2000....................................                                     8.131                336,583
         2001....................................                                     7.511                426,209
         2002....................................                                     6.761                344,710
         2003....................................                                     9.998                303,859
         2004....................................                                    12.161                232,393
VAN KAMPEN UIF CORE PLUS FIXED INCOME (5/1/98)                 10.000
         1998....................................                                    10.462                 80,837
         1999....................................                                    10.167                163,976
         2000....................................                                    11.159                175,613
         2001....................................                                    12.052                275,175
         2002....................................                                    12.780              1,774,311
         2003....................................                                    13.213              1,877,867
         2004....................................                                    13.625              1,677,667

*  Accumulation Unit values are rounded to the nearest hundredth of a cent.

** Number of Accumulation Units is rounded to the nearest unit.

THIS TABLE DEMONSTRATES INFORMATION FOR POLICIES ISSUED ON OR AFTER MAY 1, 1998
                        WITH THE ENHANCED DEATH BENEFIT.

                                                                               ACCUMULATION UNIT
                                                                                VALUE AT END OF
SUBACCOUNT                                         ACCUMULATION UNIT VALUE ON        YEAR         NUMBER OF ACCUMULATION
----------                                             COMMENCEMENT DATE         (December 31)    UNITS AT END OF YEAR**
(Date of Inception)                                             ($)*                 ($)*             (December 31)
-------------------------------------------------  --------------------------  -----------------  ----------------------
ALGER AMERICAN GROWTH (6/5/95)                                 10.000
         1998....................................                                    12.418                 28,408
         1999....................................                                    16.352                127,509
         2000....................................                                    13.721                185,958
         2001....................................                                    11.912                159,587
         2002....................................                                     7.859                176,917
         2003....................................                                    10.458                 96,294
         2004....................................                                    10.862                 68,424
ALGER AMERICAN SMALL CAPITALIZATION (6/5/95)                   10.000
         1998....................................                                    10.202                 37,709
         1999....................................                                    14.406                 74,834
         2000....................................                                    10.326                113,657
         2001....................................                                     7.166                104,891
         2002....................................                                     5.205                 77,967
         2003....................................                                     7.294                 64,883
         2004....................................                                     8.371                 55,528
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
(6/5/95)                                                       10.000
         1998....................................                                    10.430                 20,339
         1999....................................                                    10.207                 37,232
         2000....................................                                    11.153                 38,743
         2001....................................                                    11.752                 35,086
         2002....................................                                    12.617                 45,316
         2003....................................                                    12.716                 32,014
         2004....................................                                    12.971                 30,183
FEDERATED PRIME MONEY FUND II  (6/5/95)                         1.000
         1998....................................                                     1.021                441,406
         1999....................................                                     1.052              1,947,391
         2000....................................                                     1.097              1,775,602
         2001....................................                                     1.121              2,696,259
         2002....................................                                     1.119              2,085,938
         2003....................................                                     1.109              1,867,713
         2004....................................                                     1.101              1,383,412
FIDELITY VIP ASSET MANAGER (6/5/95)                            10.000
         1998....................................                                    10.560                 30,012
         1999....................................                                    11.983                 74,734
         2000....................................                                    10.327                 58,716
         2001....................................                                     9.416                 50,880
         2002....................................                                     7.831                 40,041
         2003....................................                                     9.509                 31,958
         2004....................................                                     9.922                 19,049
FIDELITY VIP CONTRAFUND (6/5/95)                               10.000
         1998....................................                                    11.260                 31,672
         1999....................................                                    13.776                136,641
         2000....................................                                    12.665                201,774
         2001....................................                                    10.942                180,954
         2002....................................                                     9.766                123,439
         2003....................................                                    12.352                 93,074
         2004....................................                                   14.0423                 80,726
FIDELITY VIP EQUITY-INCOME (6/5/95)                            10.000
         1998....................................                                     9.842                123,838

                                                                               ACCUMULATION UNIT
                                                                                VALUE AT END OF
SUBACCOUNT                                         ACCUMULATION UNIT VALUE ON        YEAR         NUMBER OF ACCUMULATION
----------                                             COMMENCEMENT DATE         (December 31)    UNITS AT END OF YEAR**
(Date of Inception)                                             ($)*                 ($)*             (December 31)
1999.............................................                                    10.304                243,840
2000.............................................                                    10.999                216,799
2001.............................................                                    10.292                200,691
2002.............................................                                     8.416                117,868
2003.............................................                                    10.799                 83,112
2004.............................................                                    11.858                 70,085

                                                                                         ACCUMULATION UNIT
                                                                                          VALUE AT END OF            NUMBER OF
SUBACCOUNT                                              ACCUMULATION UNIT VALUE ON             YEAR           ACCUMULATION UNITS AT
----------                                                 COMMENCEMENT DATE               (December 31)            END OF YEAR**
(Date of Inception)                                               ($)*                          ($)*               (December 31)
FIDELITY VIP INDEX 500 (5/1/97)                                             10.000
            1998......................................                                        10.964                  145,269
            1999......................................                                        13.009                  410,449
            2000......................................                                        11.617                  480,400
            2001......................................                                        10.052                  502,246
            2002......................................                                         7.695                  523,017
            2003......................................                                         9.729                  449,839
            2004......................................                                        10.595                   39,771
FIDELITY VIP MID CAP (5/1/03)                                                10.00
            2003......................................                                        14.020                        0
            2004......................................                                        17.206                      457
MFS CAPITAL OPPORTUNITIES SERIES (5/1/97)                                   10.000
            1998......................................                                        10.447                   65,927
            1999......................................                                        15.164                  123,562
            2000......................................                                        14.385                  167,018
            2001......................................                                        10.836                  216,639
            2002......................................                                         7.501                  111,884
            2003......................................                                         9.408                  148,135
            2004......................................                                        10.416                  140,606
MFS EMERGING GROWTH SERIES (6/5/95)                                         10.000
            1998......................................                                        11.125                   13,343
            1999......................................                                        19.356                   33,702
            2000......................................                                        15.321                   55,970
            2001......................................                                        10.032                   66,455
            2002......................................                                         6.542                   63,918
            2003......................................                                         8.389                   45,988
            2004......................................                                         9.329                   35,502
MFS HIGH INCOME SERIES (6/5/95)                                             10.000
            1998......................................                                         9.469                   29,844
            1999......................................                                         9.924                   61,932
            2000......................................                                         9.119                   75,438
            2001......................................                                         9.164                   73,245
            2002......................................                                         9.254                   38,772
            2003......................................                                        10.747                   31,102
            2004......................................                                        11.545                   27,018
MFS RESEARCH SERIES (6/5/95)                                                10.000
            1998......................................                                        10.382                   21,020
            1999......................................                                        12.680                   53,943
            2000......................................                                        11.879                   55,039
            2001......................................                                         9.209                   52,849
            2002......................................                                         6.842                   44,846
            2003......................................                                         8.401                   32,979
            2004......................................                                         9.582                   24,097
MFS STRATEGIC INCOME SERIES (6/5/95)                                        10.000
            1998......................................                                        10.495                   15,750
            1999......................................                                        10.074                   27,691
            2000......................................                                        10.405                   48,216
            2001......................................                                        10.730                   51,772
            2002......................................                                        11.453                   16,680
            2003......................................                                        12.446                   12,409
            2004......................................                                        13.201                   11,760
PIONEER EQUITY INCOME VCT (5/1/00)                                          10.000
            2000......................................                                        11.466                   60,994
            2001......................................                                        10.481                   84,566
            2002......................................                                         8.663                   21,866

                                                                                         ACCUMULATION UNIT
                                                                                          VALUE AT END OF            NUMBER OF
SUBACCOUNT                                              ACCUMULATION UNIT VALUE ON             YEAR           ACCUMULATION UNITS AT
----------                                                 COMMENCEMENT DATE               (December 31)            END OF YEAR**
(Date of Inception)                                               ($)*                          ($)*               (December 31)
            2003......................................                                        10.429                   16,181
            2004......................................                                        11.914                   12,376
PIONEER FUND VCT (5/1/00)                                                   10.000
            2000......................................                                         9.738                   41,957
            2001......................................                                         8.523                   52,019
            2002......................................                                         6.776                   53,897
            2003......................................                                         8.235                   46,476
            2004......................................                                         8.994                   38,927

                                                                                         ACCUMULATION UNIT
                                                                                          VALUE AT END OF            NUMBER OF
SUBACCOUNT                                              ACCUMULATION UNIT VALUE ON             YEAR           ACCUMULATION UNITS AT
----------                                                 COMMENCEMENT DATE               (December 31)            END OF YEAR**
(Date of Inception)                                               ($)*                          ($)*               (December 31)
PIONEER GROWTH SHARES VCT (5/1/00)                                          10.000
            2000......................................                                         9.266                      131
            2001......................................                                         7.368                      736
            2002......................................                                         4.710                    3,362
            2003......................................                                         5.785                    7,330
            2004......................................                                         6.058                    5,480
PIONEER MID-CAP VALUE VCT (5/1/97)                                          10.000
            1998......................................                                         8.379                   17,889
            1999......................................                                         9.327                   21,682
            2000......................................                                        10.836                   29,752
            2001......................................                                        11.360                   30,272
            2002......................................                                         9.931                   93,804
            2003......................................                                        13.442                   91,882
            2004......................................                                        16.161                   80,828
PIONEER REAL ESTATE SHARES VCT (5/1/97)                                     10.000
            1998......................................                                         8.215                   18,420
            1999......................................                                         7.750                   37,542
            2000......................................                                         9.883                   59,967
            2001......................................                                        10.489                   54,341
            2002......................................                                        10.589                   29,572
            2003......................................                                        14.048                   21,811
            2004......................................                                        18.773                   18,904
PIONEER SMALL CAP VALUE VCT (5/1/03)                                         10.00
            2003......................................                                        13.546                        0
            2004......................................                                        15.989                      494
SCUDDER VIT EAFE(R) EQUITY INDEX FUND (5/1/00)                              10.000
            2000......................................                                         8.744                   68,860
            2001......................................                                         6.483                  123,485
            2002......................................                                         5.004                   24,261
            2003......................................                                         6.570                    9,302
            2004......................................                                         7.702                    8,045
SCUDDER VIT SMALL CAP INDEX FUND (5/1/00)                                   10.000
            2000......................................                                         9.267                   34,692
            2001......................................                                         9.312                   52,661
            2002......................................                                         7.281                   11,942
            2003......................................                                        10.496                   10,269
            2004......................................                                        12.169                   10,206
SCUDDER VS1 GLOBAL DISCOVERY (5/1/97)                                       10.000
            1998......................................                                         9.609                    2,498
            1999......................................                                        15.669                    2,808
            2000......................................                                        14.593                    9,493
            2001......................................                                        10.780                    8,647
            2002......................................                                         8.483                    7,557
            2003......................................                                        12.426                    6,685
            2004......................................                                        15.062                    8,459
SCUDDER VS1 GROWTH AND INCOME (5/1/97)                                      10.000
            1998......................................                                         9.367                   26,462
            1999......................................                                         9.754                   52,982
            2000......................................                                         9.380                   35,029
            2001......................................                                         8.167                   30,998
            2002......................................                                         6.159                   24,384
            2003......................................                                         7.674                   22,486
            2004......................................                                         8.294                   18,362
SCUDDER VS1 INTERNATIONAL (6/5/95)                                          10.000
            1998......................................                                         9.972                   34,058

                                                                                         ACCUMULATION UNIT
                                                                                          VALUE AT END OF            NUMBER OF
SUBACCOUNT                                              ACCUMULATION UNIT VALUE ON             YEAR           ACCUMULATION UNITS AT
----------                                                 COMMENCEMENT DATE               (December 31)            END OF YEAR**
(Date of Inception)                                               ($)*                          ($)*               (December 31)
            1999......................................                                        15.171                   69,529
            2000......................................                                        11.695                   75,174
            2001......................................                                         7.961                   65,098
            2002......................................                                         6.398                   51,300
            2003......................................                                         8.048                   35,790
            2004......................................                                         9.233                   28,238

                                                                                       ACCUMULATION UNIT
    SUBACCOUNT                                            ACCUMULATION UNIT VALUE ON  VALUE AT END OF YEAR  NUMBER OF ACCUMULATION
-------------------                                             COMMENCEMENT DATE          (December 31)      UNITS AT END OF YEAR**
(Date of Inception)                                                   ($)*                    ($)*               (December 31)
T. ROWE PRICE EQUITY INCOME (6/5/95)                              10.000
         1998...........................................                                      9.870                131,786
         1999...........................................                                     10.079                226,893
         2000...........................................                                     11.219                176,410
         2001...........................................                                     11.206                157,505
         2002...........................................                                      9.585                188,831
         2003...........................................                                     11.844                179,672
         2004...........................................                                     13.400                152,082
T. ROWE PRICE INTERNATIONAL STOCK (6/5/95)                        10.000
         1998...........................................                                      9.937                 43,648
         1999...........................................                                     13.044                 85,678
         2000...........................................                                     10.552                127,600
         2001...........................................                                      8.080                161,811
         2002...........................................                                      6.500                193,004
         2003...........................................                                      8.353                177,375
         2004...........................................                                      9.357                153,027
T. ROWE PRICE LIMITED-TERM BOND (6/5/95)                          10.000
         1998...........................................                                     10.391                 90,690
         1999...........................................                                     10.316                170,293
         2000...........................................                                     11.096                249,876
         2001...........................................                                     11.849                309,622
         2002...........................................                                     12.298                284,322
         2003...........................................                                     12.626                251,100
         2004...........................................                                     12.568                232,005
T. ROWE PRICE NEW AMERICA GROWTH (6/5/95)                         10.000
         1998...........................................                                     10.183                 29,468
         1999...........................................                                     11.304                 53,230
         2000...........................................                                      9.947                 73,303
         2001...........................................                                      8.633                 89,388
         2002...........................................                                      6.093                 40,696
         2003...........................................                                      8.105                 33,902
         2004...........................................                                      8.848                 36,993
T. ROWE PRICE PERSONAL STRATEGY BALANCED (6/5/95)                 10.000
         1998...........................................                                     10.361                 25,663
         1999...........................................                                     11.059                 69,282
         2000...........................................                                     11.478                 48,442
         2001...........................................                                     11.027                 45,975
         2002...........................................                                     10.010                 23,250
         2003...........................................                                     12.300                 23,585
         2004...........................................                                     13.660                 18,746
VAN KAMPEN UIF EMERGING MARKETS EQUITY (5/1/98)                   10.000
         1998...........................................                                      6.985                      0
         1999...........................................                                     13.391                 13,983
         2000...........................................                                      8.055                 16,658
         2001...........................................                                      7.415                 32,336
         2002...........................................                                      6.651                 21,703
         2003...........................................                                      9.801                 18,864
         2004...........................................                                     11.880                 16,219
VAN KAMPEN UIF CORE PLUS FIXED INCOME (5/1/98)                    10.000

                                                                                       ACCUMULATION UNIT
    SUBACCOUNT                                            ACCUMULATION UNIT VALUE ON  VALUE AT END OF YEAR  NUMBER OF ACCUMULATION
-------------------                                           COMMENCEMENT DATE          (December 31)      UNITS AT END OF YEAR**
(Date of Inception)                                                   ($)*                    ($)*               (December 31)
         1998...........................................                                     10.438                  2,775
         1999...........................................                                     10.108                  5,585
         2000...........................................                                     11.055                  8,256
         2001...........................................                                     11.898                 14,831
         2002...........................................                                     12.573                233,334
         2003...........................................                                     12.953                241,508
         2004...........................................                                     13.310                217,941

*     Accumulation Unit values are rounded to the nearest hundredth of a cent.

**    Number of Accumulation Units is rounded to the nearest unit.

ABOUT US

      We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

      Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001, administers the Policies on our behalf pursuant to a coinsurance agreement dated as of February 10, 2004 and an administrative services agreement dated April 20, 2004.

      We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

INVESTMENT OPTIONS

      We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment goals. You may allocate all or a part of your purchase payments to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer accounts may be made only in limited circumstances). Allocations must be in whole percentages and total 100%.

      You can choose among 32 variable investment options and three fixed rate options.

The investment results of each investment portfolio, whose investment goals are briefly summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which portfolios or combination of investment portfolios and fixed rate options best suit your long-term investment goals.

[ ]     VARIABLE INVESTMENT OPTIONS

      With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.

      The Variable Account, United of Omaha Separate Account C, provides you with 32 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.

      The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on December 1, 1993. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Income, gains and losses, whether or not realized, of the Variable Account are credited or charged against the assets of the Variable Account without regard to our other income, gains or losses. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and they could go down in value. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment goals and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus. Read these prospectuses carefully before you choose a portfolio.

The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain portfolios available under the Policy are very similar to the investment goals and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name.

For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio.

                                      VARIABLE INVESTMENT OPTIONS
   ASSET CATEGORY               UNDER UNITED OF OMAHA SEPARATE ACCOUNT C
         (*)                            (Series Fund - Portfolio)                                      GOAL
--------------------   ------------------------------------------------------------   -----------------------------------
Emerging Markets       Van Kampen Universal Institutional Funds, Inc. -               Long-term capital appreciation
Equity                 VAN KAMPEN UIF EMERGING MARKETS EQUITY PORTFOLIO (6)

                                                      Emerging market country securities

International          Scudder Investment VIT Funds -                                 Long-term capital appreciation
Equity                 SCUDDER VIT EAFE(R) EQUITY INDEX FUND PORTFOLIO CLASS A (11)

                                   Statistically selected sample of the securities found in the EAFE(R) Index

                       Scudder Variable Series I -                                    Long-term capital appreciation
                       SCUDDER VS1 GLOBAL DISCOVERY PORTFOLIO CLASS B (8)

                                                Small companies in the U.S. or foreign markets

                       Scudder Variable Series I -                                    Long-term capital appreciation
                       SCUDDER VS1 INTERNATIONAL PORTFOLIO CLASS A (8)

                                     Common stocks of companies which do business outside the United States

                       T. Rowe Price International Series, Inc. -                     Long-term capital appreciation
                       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (9)

                                                          Common stocks of foreign companies

Real Estate Equity     Pioneer Variable Contracts Trust -                             Long-term capital appreciation with
                       PIONEER REAL ESTATE SHARES VCT PORTFOLIO CLASS I (7)           current income

                                Real estate investment trusts (REITs) and other real estate industry companies

                       Alger American Fund -                                          Long-term capital appreciation
                       ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO CLASS 0 (1)

                                 Equity securities of companies with total market capitalization of less than $1 billion

                        Scudder Investment VIT Funds -                                Long-term capital appreciation
Small-Cap Equity       SCUDDER VIT SMALL CAP INDEX FUND PORTFOLIO CLASS A (11)

                               Statistically selected sample of the securities found in the Russell 2000(R) Index

                       Pioneer Variable Contracts Trust                               Long-term capital appreciation
                       PIONEER SMALL CAP VALUE VCT PORTFOLIO CLASS II (7)

                                      Common stock of small companies with catalyst for growth potential

Mid-Cap Equity         Fidelity Variable Insurance Products Fund                      Long-term capital appreciation
                       FIDELITY VIP MID CAP PORTFOLIO CLASS 2 (3)

                                                              Currently undervalued companies

                       Pioneer Variable Contracts Trust -                             Long-term capital appreciation
                       PIONEER MID-CAP VALUE VCT PORTFOLIO CLASS I (7)

                                                             Currently undervalued companies

Large-Cap              Alger American Fund -                                          Long-term capital appreciation
Growth Equity          ALGER AMERICAN GROWTH PORTFOLIO CLASS 0 (1)

                            Equity securities of companies with total market capitalization of more than $1 billion

                       Fidelity Variable Insurance Products Fund II -                 Long-term capital appreciation
                       FIDELITY VIP CONTRAFUND PORTFOLIO INITIAL CLASS (3)

                                                             Currently undervalued companies

                       Fidelity Variable Insurance Products Fund II -                 Long-term capital appreciation with
                       FIDELITY VIP INDEX 500 PORTFOLIO INITIAL CLASS (3)             current income

                                                Stocks that comprise the Standard and Poor's 500 Index

                       MFS Variable Insurance Trust -                                 Long-term capital appreciation
                       MFS CAPITAL OPPORTUNITIES SERIES PORTFOLIO INITIAL CLASS (5)

                                                   Common stocks of domestic and foreign companies

                       MFS Variable Insurance Trust -                                 Long-term capital appreciation
                       MFS EMERGING GROWTH SERIES PORTFOLIO INITIAL CLASS (5)

                                         Common stocks of small and medium-sized companies with growth potential

                       MFS Variable Insurance Trust -                                 Long-term capital appreciation
                       MFS RESEARCH SERIES PORTFOLIO INITIAL CLASS (5)

                                    Research analyst's recommendations for best expected capital appreciation

                                      VARIABLE INVESTMENT OPTIONS
   ASSET CATEGORY               UNDER UNITED OF OMAHA SEPARATE ACCOUNT C
         (*)                            (Series Fund - Portfolio)                                      GOAL
--------------------   ------------------------------------------------------------   ---------------------------------------
Large-Cap              Pioneer Variable Contracts Trust -                             Long-term capital appreciation
Growth Equity          PIONEER GROWTH SHARES VCT PORTFOLIO CLASS II (7)

                           Focus on secular trends, competitive strength and return on incremental invested capital

                       T. Rowe Price Equity Series, Inc. -                            Long-term capital appreciation
                       T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO (10)

                                      Common stocks of U.S. companies in the service sector of the economy

Large-Cap Value        Fidelity Variable Insurance Products Fund -                    Dividend income & capital appreciation
Equity                 FIDELITY VIP EQUITY-INCOME PORTFOLIO INITIAL CLASS (3)

                                                           Income-producing equity securities

                       Pioneer Variable Contracts Trust -                             Current income & long-term growth
                       PIONEER EQUITY INCOME VCT PORTFOLIO CLASS II (7)

                                        Focus on large, strong companies with histories of dividend growth

                       Pioneer Variable Contracts Trust -                             Capital growth with current income
                       PIONEER FUND VCT PORTFOLIO CLASS II (7)

                                         Emphasizes high-quality, value and long-term earnings potential

                       Scudder Variable Series I  -                                   Long-term capital appreciation with
                       SCUDDER VS1 GROWTH AND INCOME PORTFOLIO CLASS B (8)            current income

                                                       Common stocks of large, established companies

                       T. Rowe Price Equity Series, Inc. -                            Dividend income & capital appreciation
                       T. ROWE PRICE EQUITY INCOME PORTFOLIO (10)

                                                 Dividend-paying common stocks of established companies

Hybrid                 Fidelity Variable Insurance Products Fund II -                 Long-term capital appreciation
                       FIDELITY VIP ASSET MANAGER: GROWTH PORTFOLIO INITIAL CLASS (3,4)

                                             Domestic and foreign stocks, bonds and short-term investments

                       T. Rowe Price Equity Series, Inc. -                            Capital appreciation & dividend income
                       T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO (10)

                                           Diversified portfolio of stocks, bonds and money market securities

International          MFS Variable Insurance Trust -                                 Seeks income & capital appreciation
Fixed Income           MFS STRATEGIC INCOME SERIES PORTFOLIO INITIAL CLASS (5)

                                                              International government bonds

High Yield Fixed       MFS Variable Insurance Trust -                                 High current income and capital
Income                 MFS HIGH INCOME SERIES PORTFOLIO INITIAL CLASS (5)             appreciation

                                          Diversified bond portfolio, some of which may involve equity features

Intermediate-Term /    Van Kampen Universal Institutional Funds, Inc. -               Above average return from a diversified
Long-Term Fixed        VAN KAMPEN UIF CORE PLUS FIXED INCOME PORTFOLIO (6)            portfolio of fixed income securities
Income
                                    Medium to high quality fixed income investments of intermediate maturity

                       Federated Insurance Series -                                   Current income
                       FEDERATED FUND FOR U.S. GOV'T SECURITIES II PORTFOLIO (2)

                                                                     U.S. Government bonds

Short-Term Fixed       T. Rowe Price Fixed Income Series, Inc. -                      High level of current income consistent
Income                 T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO (10)                 with modest price fluctuations

                                             Short and intermediate-term investment grade debt securities

Cash                   Federated Insurance Series -                                   Current income consistent with the
                       FEDERATED PRIME MONEY FUND II PORTFOLIO (2)                    stability of principal

                                                             High-quality money market instruments

      (*) Asset category designations are our own to help you gain insight into each investment portfolio's intended objectives, but do not assure that any investment portfolio will perform consistent with the categorization. INFORMATION CONTAINED IN THE INVESTMENT PORTFOLIOS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN ANY SUBACCOUNT.

INVESTMENT ADVISERS OF THE SERIES FUNDS:

            (1)   Fred Alger Management, Inc.

            (2)   Federated Investment Management Company.

            (3)   Fidelity Management & Research Company.

            (4) Fidelity Management & Research (U.K.) Inc., and Fidelity Management and Research (Far East) Inc., regarding research and investment recommendations with respect to companies based outside the United States.

            (5)   MFS(TM) Investment Management.

            (6)   Morgan Stanley Asset Management Inc.

            (7)   Pioneer Investment Management, Inc.

            (8)   Deutsche Investment Management Americas Inc.

            (9)   T. Rowe Price International, Inc.

            (10)  T. Rowe Price Associates, Inc.

            (11)  Deutsche Asset Management, Inc.

We do not assure that any portfolio will achieve its stated goal. Detailed information, including a description of each investment portfolio's investment goals and policies, a description of risks involved in investing in each of the portfolios and each portfolio's fees and expenses is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.

      The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios. Past performance may not be an indication of future performance.

      Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.

      We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the investment portfolios and/or any portfolio thereof.

ADDING, DELETING, OR SUBSTITUTING VARIABLE INVESTMENT OPTIONS

      We do not control the Series Funds, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

      If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements, and only after obtaining an exemptive order from the SEC, if required.

      If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

[ ] FIXED RATE OPTIONS (MAY NOT BE AVAILABLE IN ALL STATES)

      There are three fixed rate options: a fixed account and two systematic transfer accounts. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 3% per year, compounded annually. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The fixed rate options may not be available in all states. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.

All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed rate option disclosures in this Prospectus.

SYSTEMATIC TRANSFER ACCOUNTS

      A systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program"). You may only elect one program: the four-month or 12-month account. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. No additional funds may be allocated to the systematic transfer account once the Policy has been issued (except for funds designated to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or an IRA rollover or transfer), but additional purchase payments may be allocated to either systematic transfer account during the first seven Policy Years after you purchase the Policy as long as there are no amounts in the systematic transfer account at the time of such additional allocation.

      Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in either a four-month or 12-month period (whichever you choose). We may credit a different rate of interest to the four-month account than to the 12-month account. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any systematic transfer account. The systematic transfer accounts may not be used to practice "market timing", and we may disallow transactions involving this account on that basis.

FIXED ACCOUNT AND SYSTEMATIC TRANSFER ACCOUNTS

We have sole discretion to set current interest rates of the fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.

      The fixed account and the systematic transfer accounts are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate purchase payments to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

      We guarantee that money invested in any fixed rate option will earn an effective rate of interest which will yield at least 3% per year, compounded annually. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear this risk. Once declared, we guarantee that any rate will last for the applicable period. Different rates of interest may be credited to each systematic transfer account and to the fixed account.

      We guarantee that, at any time prior to the Annuity Starting Date or the death of the Owner, the amount in your fixed account or systematic transfer account will not be less than:

      (i) the amount of purchase payments allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less

      (ii) premium taxes or other taxes allocable to the fixed account or systematic transfer account, less

      (iii) any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any withdrawal charges), allocable expenses or transfers to the Variable Account, less

      (iv) the charges for the returns benefit rider, if you elect this rider, plus

      (v) interest at a rate which is guaranteed to yield 3% per year, compounded annually, and plus

      (vi) excess interest (if any) credited to amounts in the fixed account or systematic transfer account.

[ ]   TRANSFERS

      Subject to restrictions during the "right to examine period" and prior to the Annuity Starting Date, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

TRANSFER RULES:

      - We must receive notice of the transfer -- either Written Notice or an authorized telephone transaction.

      - The transferred amount must be at least $500, or the entire Subaccount value if it is less. If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.

      - The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will never allow more than 24 transfers in a Policy Year.

      -     A transfer from the fixed account:

            - may be made only once each Policy Year (unless the dollar cost averaging program or the systematic transfer account program is elected);

            -     is free;

            -     may be delayed up to six months (30 days in West Virginia);

            -     does not count toward the 12 free transfer limit; and

            - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.

      - If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.

      - Transfers result in the cancellation of Accumulation Units in the Subaccount from which the transfer is made, and the purchase of Accumulation Units in a Subaccount to which a transfer is made.

      - We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

THIRD-PARTY TRANSFERS:

      Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. Third-party transfers are subject to the same rules as all other transfers.

[ ]   MARKET-TIMING RESTRICTIONS


Market-timing Restrictions

The Policy is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the investment portfolio. We discourage these kinds of strategies and transfer activities, which may disrupt portfolio management of the investment portfolios in which the Subaccounts invest (such as requiring the investment portfolio to maintain a high level of cash or causing the investment portfolio to liquidate investments prematurely to pay withdrawals), hurt investment portfolio performance, and drive investment portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the investment portfolios, the risk exists that the investment portfolios may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected investment portfolio, Owners with Accumulation Value allocated to the corresponding Subaccount (as well as their Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      United of Omaha has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the investment portfolios or potentially disadvantageous to other Owners with Accumulation Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

-     the total dollar amount being transferred;

-     the number of transfers you made within the previous 12 months;

-     transfers to and from (or from and to) the same Subaccount;

- whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

- whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

      If we determine that your transfer patterns among the Subaccounts are disruptive to the investment portfolios or potentially disadvantageous to Owners, we will send you a letter notifying you that we are prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, we will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

                                                                                    NUMBER OF ROUND
                                                                                         TRIP
                                       SUBACCOUNT                                      TRANSFERS*
----------------------------------------------------------------------------------  ---------------
Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Core Plus Fixed Income             8

Alger American Growth, Alger American Small Capitalization, Federated Fund for            4
   U.S.  Government Securities II, Federated Prime Money Fund II, Fidelity VIP
   Asset Manager: Growth, Fidelity VIP Contrafund, Fidelity VIP Equity-Income,
   Fidelity VIP Index 500, Fidelity VIP Mid Cap, MFS Capital Opportunities, MFS
   Emerging Growth, MFS High Income, MFS Research, MFS Strategic Income, Pioneer
   Equity Income VCT, Pioneer Fund VCT, Pioneer Growth Shares VCT, Pioneer Mid-Cap
   Value VCT, Pioneer Real Estate Shares VCT, Pioneer Small Cap Value VCT, Scudder
   VIT EAFE(R) Equity Index, Scudder VIT Small Cap Index, Scudder VS1 Global
   Discovery, Scudder VS1 Growth and Income, Scudder VS1 International

T. Rowe Price Equity Income, T. Rowe Price International Stock, T. Rowe Price             1
   Limited-Term Bond, T. Rowe Price New America Growth, T. Rowe Price Personal
   Strategy Balanced

*Number of round trip transfers in any 12-month period that will trigger a letter requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter.

      In addition to our frequent transfer procedures, managers of the investment portfolios may contact us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and we will inform the Owner in writing at his or her address of record. To the extent permitted by applicable law, we reserve the right to reject a transfer request at any time that we are unable to purchase or redeem shares of any of the investment portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the investment portfolio's policies and procedures on market timing activities or other potentially abusive transfers. We also reserve the right to implement and administer redemption fees imposed by one or more of the investment portfolios in the future. You should read the prospectuses of the investment portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In our sole discretion, we may revise our market timing procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners or investment portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply any such revised market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. We may change our parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Policies that it believes are connected (for example, two Policies with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      We do not include in these limitations transfers made pursuant to the dollar cost averaging, asset allocation or rebalancing programs. We may vary market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We may not always apply these detection methods to Subaccounts investing in investment portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers. We do not accommodate frequent transfers among Subaccounts; provided, however, that a number of round trip transfers is permitted in any 12 month period as set forth in the table above.



      Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Policy may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or investment portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our market timing procedures will detect every potential market timer, but we apply our market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the investment portfolios, we cannot guarantee that the investment portfolios will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.



      Because the United of Omaha cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. As a result of the limits of the Company's operational systems and technology, and variations in other insurance companies' policies and procedures to deter and detect harmful transfer activity, there is a risk that some Owners may engage in harmful transfer activity and other Owners will bear the costs associated with any such activity.


[ ]   DOLLAR COST AVERAGING

      Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

The dollar cost averaging and the STEP program are intended to result in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that either program will result in a higher Accumulation Value or otherwise be successful.

      DOLLAR COST AVERAGING RULES:

      -     The dollar cost averaging program is free.

      - We must receive notice of your election and any changed instruction -- either Written Notice or an authorized telephone transaction.

      - Automatic transfers can occur monthly, quarterly, semi-annually, or annually.

      - There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.

      - Amount of each transfer must be at least $100, and must be $50 per Subaccount.

      - If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.

      - Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.

      - You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.

      - You can limit the number of transfers to be made, in which case the program will end when that number has been made as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount remaining in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.

      - Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.

[ ]   SYSTEMATIC TRANSFER ENROLLMENT
      PROGRAM ("STEP PROGRAM") (MAY NOT BE AVAILABLE IN ALL STATES)

      The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial purchase payment from a fixed interest rate account into variable investment options within either a four-month or 12-month period, depending upon which time period you elect. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in a systematic transfer account than to amounts in the other systematic transfer account or the fixed account.

You cannot transfer amounts from the STEP program to the fixed account.

STEP PROGRAM RULES:

      -     The STEP program is free.

      - Can only be selected on the initial application, for amounts transferred into the Policy pursuant to an Internal Revenue Code
            Section 1035 exchange or an IRA rollover or transfer, or for subsequent purchase payments in the first seven Policy Years only if there is no current balance in the systematic transfer account.

      - Must have at least $5,000 in a systematic transfer account to begin the program.

      - You may only participate in one systematic transfer account, not both.

      - Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in either four or 12 equal monthly payments.

      -     Transfers must be at least $50 per Subaccount.

      - Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, the four or 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.

      - Cannot begin before the end of the Policy's "right to examine" period.

      - You may specify transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfers will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.

      -     No transfers may be made into the systematic transfer account.

      - All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.

      - The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[ ]   ASSET ALLOCATION PROGRAM

      The asset allocation program allows you to allocate purchase payments and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below. The fixed rate options are not included in this program.

The asset allocation program does not protect against a loss, and might not achieve your goal.

[ ]   ASSET ALLOCATION PROGRAM RULES:

      -     The asset allocation program is free.

      - You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.

      - Changed instructions, or a request to end this program, must also be by Written Notice or authorized telephone transaction.

      - You must have at least $10,000 of Accumulation Value to begin the asset allocation program.

      - Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

      - The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

      - We will not change an investment portfolio that is included in a model unless the portfolio is liquidated. If an investment portfolio is liquidated, you will receive multiple notices, and have an opportunity to elect a revised model.

You will also have the option to invest the funds in the liquidated investment portfolio in another model or in any remaining investment portfolio. If you do not elect to participate in the revised model or any other investment option, your funds in the liquidated investment portfolio will be transferred to the Federated Prime Money Fund II. There will be no charge for any transfer of funds from the liquidated investment portfolio to the revised model, the Federated Prime Money Fund II, or any other investment option, and any such transfer or allocation will not count toward the 12 free transfer limit.

      The asset allocation program does not protect against a loss, and may not achieve your goal.

                             ASSET ALLOCATION MODELS
                               CURRENT ALLOCATIONS

                                           PRINCIPAL        PORTFOLIO         INCOME          CAPITAL        EQUITY
                                           CONSERVER        PROTECTOR         BUILDER       ACCUMULATOR     MAXIMIZER
                                         (conservative)   (moderately        (moderate)    (moderately     (aggressive)
               PORTFOLIO                       %          conservative) %        %          aggressive)%        %
--------------------------------------  --------------   ----------------   -----------   --------------  -------------
Fidelity VIP Index 500                        20                15              15              15             15
MFS Capital Opportunities Series               0                 5              10              15             20
Pioneer Mid-Cap Value VCT                      0                 5              10              15             20
T. Rowe Price Equity Income                    0                 5              10              15             20
T. Rowe Price International Stock              0                10              15              15             20
T. Rowe Price Limited-Term Bond               50                30               0               0              0
Van Kampen UIF Emerging Markets Equity         0                 0               0               5              5
Van Kampen UIF Core Plus Fixed Income         30                30              40              20              0

[ ]   REBALANCING PROGRAM

      The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of any STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

      REBALANCING PROGRAM RULES:

      -     The rebalancing program is free.

      - You must request the rebalancing program and give us your rebalancing instructions by Written Notice or an authorized telephone transfer.

      - Changed instructions, or a request to end this program must be by Written Notice.

      - You must have at least $10,000 of Accumulation Value to begin the rebalancing program.

      -     You may have rebalancing occur quarterly, semi-annually or annually.

      - Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

The rebalancing program does not protect against a loss, and otherwise is not guaranteed to achieve your goals.

      The rebalancing program does not protect against a loss and may not achieve your investment goals.

IMPORTANT POLICY PROVISIONS

      The Ultrannuity(R) Series V Policy is a flexible purchase payment variable deferred annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as you live. In addition, if you die before those payments begin, the Policy will pay a death benefit to your Beneficiary. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid under an annuity payout option or as a death benefit.

[ ] POLICY APPLICATION AND PURCHASE PAYMENTS

      Applications for the Ultrannuity(R) Series V Policy are no longer accepted.

PURCHASE PAYMENT REQUIREMENTS

      Your purchase payment checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting any payment made by check to your Policy's Accumulation Value until your bank has honored the check. Payment by certified check, banker's draft, or cashier's check will be promptly applied. We may also postpone crediting any purchase payment until your allocation instructions are in good order. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct purchase payments from your bank account or other sources. We reserve the right to change the following purchase payment requirements.

      Additional Purchase Payments:

      - Must be at least $500; $100 if payments are made via our electronic fund transfer program.

      - Will not be accepted on or after the sooner of (i) the Policy anniversary following your 88th birthday or (ii) your Annuity Starting Date.

ALLOCATING YOUR PURCHASE PAYMENTS

      You must allocate your purchase payments to one or more of the variable investment or fixed rate options. The allocations in your Policy application will be used for additional purchase payments until you change your allocation. If you do not specify any allocation, we will not accept your purchase payment.

      -     Allocations must be in whole percentages, and total 100%.

      - The minimum allocation amount is $500 (or $100 for electronic funds transfer amounts).

      - You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to payments received on or after the date we receive your Written Notice or authorized telephone transaction.

      - All purchase payments will be allocated pursuant to your instructions on record with us, except your initial purchase payment and any additional purchase payments received during your Policy's "right to examine" period may be subject to the following special requirements.

      "Right to Examine" Period Allocations:

      We will allocate your net initial purchase payment to your selected Subaccounts and fixed rate options on the date of issue of the Policy. If you cancel your Policy during the "right to examine" period, we will return your Accumulation Value as of the date we receive your request. This may be more or less than your purchase payment. If required by your state, we instead will return your purchase payments.

[ ] ACCUMULATION VALUE

      On your Policy's date of issue, the Accumulation Value equals the initial purchase payment less any charge for applicable premium taxes. On any Business Day thereafter, the Accumulation Value equals the sum of the Policy's values in the Variable Account and the fixed rate options. The Policy's Accumulation Value is expected to change from day to day, reflecting the expenses and investment experience of the selected investment portfolios (and interest earned in the fixed rate options) as well as the Policy's deductions for charges.

VARIABLE ACCOUNT VALUE

      The Policy's value in the Variable Account equals the sum of the Policy's Accumulation Values for each Subaccount. The Accumulation Value for each Subaccount equals:

            (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by

            (b)   the current Accumulation Unit value.

      A net purchase payment, withdrawal or transfer allocated to a Subaccount is converted into Accumulation Units by dividing the dollar amount by the Accumulation Unit value for the applicable Subaccount for the day during which the net purchase payment or transfer is allocated to or transferred from the Subaccount. The initial Accumulation Unit value for each Subaccount was set at $10 when the Subaccount was established (except it was $1 for the Federated Prime Money Fund II Subaccount). The Accumulation Unit value may increase or decrease from one day to the next.

      The Accumulation Unit value for a Subaccount on any Business Day is calculated as follows:

            (a) The net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; minus

            (b) the cumulative unpaid charge for the mortality and expense risk charge, administrative expense charge and a charge for the enhanced death benefit, if any; minus

            (c) any applicable charge for federal and state income taxes, if any; the result divided by

            (d) the total number of Accumulation Units held in the Subaccount on that date, before the purchase or redemption of any Accumulation Units on that day.

      Positive investment experience of the applicable portfolio will increase the Accumulation Unit values and negative investment experience will decrease the Accumulation Unit values. Expenses and deductions will have a negative effect on unit values.

FIXED ACCOUNT VALUE

      The accumulation value of the fixed account on any Business Day equals:

            (a) the accumulation value at the end of the preceding Business Day; plus

            (b) any net purchase payments credited since the end of the previous Business Day; plus

            (c) any transfers from the Subaccounts credited to the fixed account since the end of the previous Business Day; minus

            (d) any transfers from the fixed account to the Subaccounts since the end of the previous Business Day; minus

            (e) any partial withdrawal, withdrawal charge and expenses taken from the fixed account since the end of the previous Business Day; plus

            (f)   interest credited on the fixed account balance.

SYSTEMATIC TRANSFER ACCOUNT VALUE

      The Accumulation Value of any systematic transfer account on any Business Day equals:

            (a)   the value at the end of the preceding Business Day; plus

            (b) any purchase payments credited since the preceding Business Day; minus

            (c) any partial withdrawal, withdrawal charge and expenses taken from the systematic transfer account since the end of the preceding Business Day; minus

            (d) any transfers from the systematic transfer account to the Subaccounts since the end of the preceding Business Day; plus

            (e)   interest credited on the systematic transfer account balance.

[ ] TELEPHONE TRANSACTIONS

-     TELEPHONE TRANSACTIONS PERMITTED

-     Transfers.

- Partial withdrawals of $10,000 or less by you (may be restricted in community property states).

-     Change of purchase payment allocations.

TELEPHONE TRANSACTION RULES:

- Only you may elect. Do so on the Policy application or by prior Written Notice to us.

- Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next Business Day.

-     Will be recorded for your protection.

- For security, you must provide your Social Security number and/or other identification information.

-     May be discontinued at any time as to some or all Owners.

- For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

      We are not liable for following telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

[ ] DEATH OF ANNUITANT

      If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of an Owner.

      If the Annuitant is not an Owner, and the Annuitant dies before the Annuity Starting Date, you may name a new Annuitant if such Owner is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If you do not name a new Annuitant, you will become the Annuitant.

      If the Annuitant is not an Owner and the Annuitant dies on or after the Annuity Starting Date, we will pay you any remaining guaranteed annuity payments.

[ ] DELAY OF PAYMENTS

      We will usually pay any amounts from the Variable Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

      We may defer payments of partial withdrawals or a cash surrender from the fixed account for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

      We reserve the right to delay payments of partial withdrawals or a cash surrender from both the Variable Account and the fixed account until all of your purchase payment checks have been honored by your bank.

[ ] MINOR OWNER OR BENEFICIARY

      A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. In most states parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

[ ] POLICY TERMINATION

      We may cancel your Policy upon 60 days' notice to you if the Accumulation Value falls below $500. This cancellation would be a full surrender of the Policy. Upon Policy termination, a withdrawal charge and premium taxes may apply.

EXPENSES

      The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each portfolio; those expenses are described in each investment portfolio prospectus.

[ ] WITHDRAWAL CHARGE

Years Since Receipt of Purchase Payment         1      2      3     4      5      6     7      8+
Applicable Withdrawal Charge Percentage         7%     6%     5%    4%     3%     2%    1%     0%

We determine the amount of the withdrawal charge by multiplying the amount of each purchase payment withdrawn by the applicable withdrawal charge percentages. The oldest purchase payment is considered to be withdrawn first; the next oldest purchase payment is considered to be withdrawn next, and so on (this is a "first-in, first-out" procedure). All purchase payments are deemed to be withdrawn before any earnings.

      We will deduct a withdrawal charge, expressed as a percentage of any purchase payment surrendered or withdrawn, upon a full surrender or partial withdrawal, except as provided below. A withdrawal charge may also be deducted on the Annuity Starting Date from amounts applied to provide annuity payments. This charge partially covers our distribution expenses, including commissions and other promotional expenses. The withdrawal charge percentage varies depending upon the number of years elapsed since the date the purchase payment was made. The amount of a partial withdrawal you request plus the withdrawal charge is deducted from the Accumulation Value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the fixed account and the systematic transfer accounts on a pro rata basis, unless you instruct us otherwise.

      The withdrawal charge will not apply:

      (a)   to a death benefit paid under the Policy;

      (b) to any amounts available for withdrawal under the Free Partial Withdrawal provision below;

      (c) when the waiver of withdrawal charges provision is exercised, as described below;

      (d) to a qualified plan required minimum distribution amount which is based solely on the Accumulation Value of this Policy; or

      (e) for qualified plans, to amounts you paid in excess of the allowable tax deduction that we refund to you.

      The withdrawal charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the mortality and expense risk charge (described below).

FREE PARTIAL WITHDRAWALS

      Each Policy Year, you can withdraw up to 15% of Accumulation Value without incurring a withdrawal charge. This "free withdrawal amount" is based on the Accumulation Value at the time of the first withdrawal each Policy Year. Additional limits apply to withdrawals from the fixed account. A withdrawal charge is not applied on the Annuity Starting Date if you apply the Accumulation Value after the second Policy Anniversary to provide lifetime annuity payments under payout option 4 (but it does apply to proceeds placed under any other payout options).

WITHDRAWAL CHARGE WAIVERS

      We will waive the withdrawal charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in every state, and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state.

      Hospitalization and Nursing Home Waiver. Any partial withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days:
(a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. This waiver is not available if any Owner is confined to any of these facilities on the date of issue of the Policy (except in Pennsylvania).

      We will not accept any additional purchase payments under your Policy once this waiver is elected.

      Disability Waiver. Any partial withdrawal or surrender while you are physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense.

      We will not accept any additional purchase payments under a Policy once this waiver has been elected. The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue of the Policy (except in certain states) or is age 65 or older on the date of withdrawal.

      Terminal Illness Waiver (Limited Life Expectancy Waiver in Pennsylvania). Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Massachusetts). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have an Owner diagnosed with such illness examined by a licensed physician of our choice and at our expense.

      We will not accept any additional purchase payments under a Policy once this waiver has been elected. The terminal illness waiver is not available if any Owner is diagnosed with a terminal illness prior to or on the date of issue of the Policy (except in certain states).

      Unemployment Waiver. Any partial withdrawal or surrender in the event you become unemployed. The unemployment waiver is only available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if any Owner or Annuitant is receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).

      Transplant Waiver. Any partial withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

      Residence Damage Waiver. Any partial withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

      Death of Spouse or Minor Dependent Waiver. Partial withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent's death: death of spouse, 50%; death of minor dependent, 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the withdrawal charge.

[ ] MORTALITY AND EXPENSE RISK CHARGE

      We impose a daily charge to compensate us for the mortality and expense risks we have under the Policy. This charge is equal to an annual rate of 1.00% of the value of the Policy's net assets in the Variable Account, and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount.

1.00% annual rate, deducted daily from the Policy's net assets in the Variable Account.

      Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Starting Date. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy.

      Our expense risk is that our costs to administer your Policy will exceed the amount we collect through administrative charges.

      If the mortality and expense risk charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is profit to us. We expect a profit from this charge. If the withdrawal charge does not cover our Policy distribution costs, the deficiency is met from our general corporate assets, which may include amounts, if any, derived from this mortality and expense risk charge.

[ ] ADMINISTRATIVE CHARGES

      These charges help cover our cost to administer your Policy and will not increase.

      We deduct a Policy fee of $30 from your Policy's value in the Variable Account on the last Business Day of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender). This fee is levied by canceling Accumulation Units. The Policy fee is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account. This fee is waived if your Policy's Accumulation Value exceeds $50,000 on the last Business Day of the applicable Policy Year. This fee is also waived for employees of ours or our affiliated Mutual of Omaha Companies.

      We also deduct a daily charge to compensate us for the expenses that we incur to administer your Policy. This administrative expense charge is equal to an annual rate of 0.20% of the value of the Policy's assets in the Variable Account and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount. The administrative expense charge is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account.

Policy Fee          $30 deducted annually for each Policy with Accumulation
                    Value of $50,000 or less. The Policy fee will not be deducted from any Policy with Accumulation Value of more than $50,000.

Administrative      0.20% annual rate, deducted daily from the
Expense Charge      net assets of each Subaccount.

[ ] ENHANCED DEATH BENEFIT CHARGE

      This charge compensates us for expenses and increased risks associated with providing the enhanced death benefit. If you elect the enhanced death benefit rider, we deduct a daily charge which is equivalent to an annual charge of 0.30% of the net assets of each Subaccount. (If you elected this benefit prior to May 1, 1998, we deduct an annual charge of 0.35% of the Average Death Benefit Amount from your Variable Account assets by canceling Accumulation Units at each Policy Anniversary and at surrender and if you elected this benefit between May 1, 1998 and April 30, 2003, we deduct a daily charge which is equivalent to an annual charge of 0.35% of the net assets of each Subaccount.)

      The 0.35% annual charge for an election of this benefit prior to May 1, 1998 will differ from the daily charge for those Policies electing this benefit after May 1, 1998 if the Average Death Benefit Amount is more or less than the average Accumulation Value of the Policy's Subaccounts during the Policy Year.

0.35% annual rate, or less, of the Average Death Benefit Amount for Policies issued prior to May 1, 1998; a daily charge which is equivalent to an annual charge of 0.35% on Policies issued on or after May 1, 1998 through April 30, 2003;. a daily charge which is equivalent to an annual charge of 0.30% on Policies issued on or after May 1, 2003.


[ ] RETURNS BENEFIT CHARGE

      This charge compensates us for expenses and increased risks associated with providing the returns benefit. If you elect the returns benefit rider, we deduct an annual charge equal to the greater of 0.40% of (i) the death benefit set forth in the rider or (ii) Accumulation Value. This annual charge is calculated and assessed on the Policy anniversary. If the rider is surrendered between Policy anniversaries, we will deduct a pro rata portion of the charge. The charge will be allocated proportionately among the Subaccounts and the fixed rate accounts in accordance with the allocation of your Accumulation Value.


An annual charge on the Policy anniversary or on Policy surrender of 0.40% of the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value.

[ ] TRANSFER FEE

      The first 12 transfers from Subaccounts are free. A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred on the date of the transfer. There is no fee for transfers from the fixed account but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. Dollar cost averaging, asset allocation, the STEP program and rebalancing program transfers do not count toward the 12 free transfers. See the sections of this Prospectus describing those programs for the rules of each program.

$10 per Subaccount transfer after 12 free transfers each Policy Year.

[ ] PREMIUM TAX CHARGE

      Some states and municipalities levy a tax on annuity contracts issued by insurance companies, ranging up to 3.5% of your purchase payments. These tax rates, and the timing of the tax, vary and may change. Depending upon when the tax is paid by us in the state governing your Policy, if any, we deduct a charge for the tax (except in Oregon) we are obliged to remit either (a) from purchase payments as they are received, (b) upon surrender of the Policy, (c) upon your death, or (d) upon applying the Policy proceeds to an annuity payout option.

Varies, up to 3.5%.

[ ] OTHER TAXES

      No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Variable Account.

Currently, NONE.

[ ] OTHER EXPENSES; INVESTMENT ADVISORY FEES

      Each investment portfolio is responsible for its own expenses. The net asset value per share for each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.

See the INTRODUCTION AND SUMMARY section and each Series Fund's prospectus.

POLICY DISTRIBUTIONS

      There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Starting Date. Taxes, tax penalties and withdrawal charges may apply to amounts taken out of your Policy before the Annuity Starting Date. Your Policy also provides several kinds of death benefits that may be paid upon your death prior to the Annuity Starting Date. All or part of a death benefit may be taxable.

[ ] WITHDRAWALS

      You may withdraw all or part of your Policy's Cash Surrender Value prior to the Annuity Starting Date. Amounts withdrawn, except for "free" partial withdrawals described below, are subject to a withdrawal charge. Following a full surrender of the Policy, or at any time the Accumulation Value is zero, all your rights in the Policy end. Surrender requires you to return your Policy to us.

Withdrawals may be subject to:

      -     Income Tax

      -     Penalty Tax

      -     Withdrawal Charge

      -     Premium Tax Charge

FREE PARTIAL WITHDRAWALS

      Each Policy Year you may withdraw up to 15% of your Policy's Accumulation Value, calculated as of the date of the first withdrawal that year, without deduction of a withdrawal charge (additional limits apply to withdrawals from the fixed account). The 15% amount is determined when the first withdrawal is made during the applicable year; additional purchase payments contributed later in that Policy Year or on the date of your request are not included in determining the 15% amount.

SYSTEMATIC WITHDRAWAL PLAN

      The systematic withdrawal plan allows you to automatically withdraw payments of a predetermined dollar amount or fixed percentage of Accumulation Value from a specified investment option monthly, quarterly, semiannually or annually. Although this plan closely resembles annuity payments, each distribution is a withdrawal that may be taxable and subject to the charges and expenses described above; you may wish to consult a tax adviser before requesting this plan.

WITHDRAWAL RULES

      - Withdrawals must be by Written Notice or authorized telephone transaction. The "Request for Systematic Withdrawal Plan" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is received by us.

      - Withdrawals are made first from Policy earnings, then as a return of purchase payments.

      - Minimum withdrawal is $500 from any investment option ($100 for the systematic withdrawal plan).

      - Any partial withdrawal must leave an Accumulation Value of at least $500. If less than $500 remains in an investment option, we will treat your withdrawal request as a full withdrawal of that investment option.

      - No more than a pro rata amount (or 10% of the fixed account, whichever is less) may be withdrawn from the fixed account or systematic transfer account for any partial withdrawal. Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be complete in less time than originally anticipated. Only one withdrawal per year is allowed out of the fixed account.

      - Withdrawals result in cancellation of Accumulation Units from each applicable Subaccount and deduction of Accumulation Value from the fixed rate options in the ratio that the value of each such investment option bears to the Policy's total Accumulation Value (i.e., pro rata from each applicable investment option). If you do not specify which investment option(s) to take the withdrawal from, it will be taken from each investment option in the proportion that the Accumulation Value in each investment option bears to the Policy's total Accumulation Value.

      - Because a withdrawal charge and a premium tax charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Variable Account, the total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total purchase payments made.

      - Unless you give us Written Notice to not withhold taxes from a withdrawal, we must withhold 10% of the amount withdrawn to be paid as a federal tax, as well as any amounts required by state law to be withheld for state income taxes.

      - Withdrawals may be restricted or prohibited for certain qualified policies.

[ ] ANNUITY PAYMENTS

      A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) that you name. The level of annuity payments is determined by your Policy Accumulation Value, the Annuitant's sex (except where prohibited by law) and age, and the annuity payout option selected.

      Annuity payments may be subject to a withdrawal charge. A withdrawal charge is not applied on the Annuity Starting Date if you apply the Accumulation Value after the second Policy anniversary to provide lifetime annuity payments under annuity payout option 4. However, the withdrawal charge may apply to Accumulation Value placed under other annuity payout options.

Annuity payments:

      -     may be fixed or variable;

      - may be subject to a withdrawal charge if made within 2 years of the last purchase payment;

      -     may be taxable, and if premature, subject to a tax penalty; and

      - a guaranteed minimum annuity purchase value will be credited if the returns benefit rider is elected.

      Annuity payees must be individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity payout option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Annuitant.

      Fixed Annuity Payments. Fixed annuity payments are based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher rate for payout options 1, 2, 3, or 6 (see below). Current immediate annuity rates for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983a mortality table, and an interest rate which is guaranteed to yield 3% on an annual basis. Current interest rates and further information, may be obtained from us.

      Fixed annuity payments are available under all six annuity payout options. The amount of each fixed annuity payment is set and begins on the Annuity Starting Date, and does not change.

      Variable Annuity Payments. Variable annuity payments, other than the first, vary in amount depending upon the investment performance of the applicable Subaccounts.

      The first variable annuity payment amount is determined by applying the Annuity Purchase Value allocated to variable annuity payments to the annuity table applicable to the payout option chosen. The tables are determined from the 1983a mortality table with an assumed investment rate of 4%. If more than one Subaccount has been selected, the Annuity Purchase Value of each Subaccount is applied separately to the annuity table to determine the amount of the first annuity payment attributable to that particular Subaccount.

      Subsequent annuity payment amounts (after the first) are the sum of: the number of Variable Annuity Units for each Subaccount as determined for the first annuity payment multiplied by the value of a Variable Annuity Unit for that Subaccount 10 days prior to the date the variable annuity payment is due. This amount may increase or decrease from month to month. The number of Variable Annuity Units for each Subaccount is calculated by dividing the dollar amount of the first payment attributable to that Subaccount by the annuity unit value as of the date the amount of the first payment is calculated.

      If the net investment return of a Subaccount for a payment period is equal to the pro rated portion of the assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period. To the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period.

      Only annuity payout options 2, 4 and 6 are available for variable annuity payments.

"Annuity Purchase Value" is the Accumulation Value on the Annuity Starting Date reduced by any applicable withdrawal charge, annual Policy fee, premium taxes, and income taxes and penalty tax.

ANNUITY STARTING DATE

      You select the Annuity Starting Date by completing an election form that you can request from us at any time. This date may not be any earlier than the second Policy anniversary. This date may be as late as the Policy's annual anniversary date following the Annuitant's 95th birthday (85th if the returns benefit rider is elected). Tax-qualified Policies may require an earlier Annuity Starting Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Starting Date.

TRANSFERS AFTER THE ANNUITY STARTING DATE

      After the Annuity Starting Date, you may transfer amounts applied to variable annuity payments from one Subaccount to another or to the fixed account. Transfers are based on the Variable Annuity Unit values for the Business Day during which we receive your transfer request. A designated number of Variable Annuity Units of the designated Subaccount(s) is exchanged for another Subaccount(s)' Variable Annuity Units, the value of which is such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the exchange.

Only 4 transfers are allowed each Policy Year after the Annuity Starting Date.

SELECTING AN ANNUITY PAYOUT OPTION

      You choose the annuity payout option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice that we receive at least 30 days before the Annuity Starting Date. If no selection is made by then, annuity payments will be made under payout option 4 providing lifetime income with payments guaranteed for 10 years. We may pay your Policy proceeds in one sum if they are less than $2,000, or when the payout option chosen would result in periodic payments of less than $20.

      If you die before the Annuity Starting Date (and the Policy is in force), your Beneficiary may elect to receive the death benefit under one of the annuity payout options (unless applicable law or a settlement agreement dictates otherwise).

The longer the guaranteed or projected annuity payout option period, the lower the amount of each annuity payment.

ANNUITY PAYOUT OPTIONS

      Unless you elect a payout option with a guaranteed period or option 1 (described below), it is possible that only one annuity payment would be made under the annuity payout option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc.

      Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)

The following annuity payout options are currently available:

1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

4) Lifetime Income. Proceeds are paid as monthly income during the Annuitant's life. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable annuity payments, other than the first variable annuity payment, will vary in amount according to the investment performance of the applicable variable investment options.

Guarantees available for the Lifetime Income Option

      Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years, and thereafter as long as the Annuitant lives.

      Guaranteed Amount - An amount of monthly income is guaranteed until the sum of the payments equal the proceeds placed under the option and as long after that as the Annuitant lives.

5)    Lump-Sum. Proceeds are paid in one sum.

6) Alternative Schedules. We may be able to accommodate making annuity payments under other options, including joint and survivor periods. Contact us for more information.

[ ] RETURNS BENEFIT RIDER

Introduction. The returns benefit rider is available for an extra charge. If you exercise this rider, you will be guaranteed a minimum annuity purchase value. In addition, if you die before your Annuity Starting Date, you may be entitled to an increased death benefit. Finally, if you do not exercise the returns benefit rider, you may be entitled to a partial return of rider charges.

Death Benefit. The death benefit provided by the returns benefit rider is equal to the greater of:

      (a) the death benefit provided by the death benefit provision of the Policy; or

      (b) the sum of net purchase payments reduced proportionately by any partial withdrawals, accumulated at 5% interest, up to but not more than a maximum of two times the Accumulation Value as of the date we receive notice of the Annuitant's death.

Guaranteed Minimum Annuity Purchase Amount. If the returns benefit rider remains in force on the Annuity Starting Date, you will have the option of electing the guaranteed minimum annuity purchase value. The guaranteed minimum annuity purchase value will be equal to the greater of:

      (a) the annuity purchase value that you would receive under the terms of the Policy, applied to our current annuity payment rates; or

      (b) the death benefit amount computed as set forth in the rider (which is described above) applied to the applicable guaranteed annuity payment rate, which is also set forth in the rider.

Several payout options are available under the returns benefit rider.

Partial Return of Rider Charges. If you terminate the returns benefit rider at any time within 60 days before the Annuity Starting Date, we will return 80% of the rider charges you have paid. We will credit this amount to the Subaccounts and fixed account according to your current allocation instructions for net purchase payments.

If you have not exercised the returns benefit rider by the Policy anniversary following your 85th birthday, we will automatically return 80% of the rider charges as described above. The rider will then end on that Policy anniversary.

Annuity Starting Date. Under the terms of the rider, you choose the Annuity Starting Date, subject to the following rules:

      (a) the Annuity Starting Date cannot be earlier than the tenth anniversary of the Policy;

      (b) the latest Annuity Starting Date is the Policy anniversary following the Annuitant's 85th birthday; and

      (c)   the Annuity Starting Date must be a Policy Anniversary.

You have the option of electing to take annuity payments under the terms of the Policy prior to the 10th Policy anniversary, or on a date other than the Policy anniversary after the 10th Policy anniversary, however, in that case the returns benefit rider will terminate and you will not be entitled to the partial refund of rider charges as described above.

Annuity Starting Date Notice. We will send a letter to your last known address approximately 90 days prior to your Annuity Starting Date. This letter will explain that you have the following options:

      (a) you can elect to exercise the guaranteed minimum annuity payment option on your Annuity Starting Date; or

      (b)   you can elect the partial return of rider charges provision; or

      (c) you can extend the Annuity Starting Date from one to five more Policy years, subject to the latest Annuity Starting Date allowed.

If you do not make an election prior to the Annuity Starting Date, we will automatically extend the Annuity Starting Date for one more Policy Year, subject to the latest Annuity Starting Date allowed. If you elect the annuity purchase value set forth in the Policy rather than the guaranteed minimum annuity purchase value within the sixty day period prior to the Annuity Starting Date, such election will also be deemed an election of the partial return of rider charges provision.

Rider Availability. The returns benefit rider is only available at the time the Policy is issued. The returns benefit rider may not be available in all states.

Rider Cost. The charge for the rider is 0.40% of the greater of (i) the death benefit calculated under the rider or (ii) Accumulation Value, assessed annually as of the Policy Anniversary. If the rider is surrendered between Policy Anniversaries, we will deduct a pro rata portion of the charge. The charge will be allocated proportionately among the Subaccounts and the fixed rate accounts in accordance with the allocation of your Accumulation Value.

[ ] DEATH BENEFITS

      We will pay the death benefit after we receive necessary documentation of an Owner's death, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to an annuity payout option (including a lump-sum payment) to the extent allowed by applicable law (see "IRS Required Distributions," below) and any settlement agreement in effect at your death. If the Beneficiary does not make an annuity payout option election within 60 days of our receipt of Due Proof of Death regarding your death, we will issue a lump-sum payment to the Beneficiary.

If an Owner of the Policy is a corporation, trust or other non-individual, we treat the primary Annuitant as an Owner for purposes of determining payment of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy.

A death benefit is payable upon:

      -     the Policy is currently in force;

      -     receipt of Due Proof of Death of the first Owner to die;

      -     election of an annuity payout option (or lump-sum payment); and

      -     proof that such Owner died before annuity payments begin.

"Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

      If the Annuitant is an Owner or joint Owner, the Annuitant's death is treated as an Owner's death.

      If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

      We will deduct a charge for any applicable premium tax not previously deducted from the death benefit payable.

STANDARD DEATH BENEFIT

      If you or a joint Owner dies before the Annuity Starting Date (and the Policy is in force), the Policy will terminate, and we will pay a death benefit to your Beneficiary. If the Beneficiary is the surviving spouse of the Owner, the spouse may either receive the death benefit and the Policy will terminate, or the spouse can continue the Policy in force as the Owner. The death benefit equals the greater of:

      1) your Policy's Accumulation Value (without deduction of a withdrawal charge) as of the end of the Business Day on which we receive due proof of death and an election of a payout option, less any charge for applicable premium taxes; or

      2) the sum of net purchase payments reduced proportionately by partial withdrawals.

      A withdrawal will reduce the death benefit in the same proportion that the Accumulation Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the death benefit by a fraction where the numerator is the amount of the withdrawal and the denominator is the Accumulation Value immediately prior to the withdrawal. Therefore, the reduction in the death benefit will exceed the amount withdrawn when the death benefit is greater than the Accumulation Value at the time of the withdrawal.

For example, assume that an Owner makes purchase payments of $100,000 and that the Accumulation Value of the Policy is $80,000 at the end of the third Policy Year. If the Owner withdraws $20,000 from the Policy, the death benefit will be reduced by the same percentage as the Accumulation Value is reduced at the time of the withdrawal. In this example, since the Accumulation Value is reduced by 25% ($20,000 divided by $80,000), the death benefit will be reduced by the same percentage resulting in a death benefit of $75,000 ($100,000 x 25% = $25,000 reduction in death benefit). Note that the death benefit was reduced by a dollar amount that was greater than the withdrawal amount.

      If you or a joint Owner dies on or after the Annuity Starting Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid at least as rapidly as under the annuity payout option then in effect.

ENHANCED DEATH BENEFIT

      The enhanced death benefit rider is only available to Owners under age 76 in lieu of the standard death benefit. The enhanced death benefit rider is not available for a Policy held in a retirement account, pension plan or other qualified plan. You cannot elect the enhanced death benefit rider and the returns benefit rider. There is a charge for the enhanced death benefit rider that is a daily charge which is equivalent to an annual rate of 0.30% assessed upon the net assets of each Subaccount. The enhanced death benefit can only be elected prior to issue of the Policy. You can terminate the enhanced death benefit rider at any time, however, once revoked, you may not again elect the enhanced death benefit. The enhanced death benefit may not be available in all states.

      If you elect the enhanced death benefit and you or any joint Owner dies before attaining age 75 and such death qualifies for a standard death benefit, we will pay an enhanced death benefit equal to the greatest of:

      1) the Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes on the later of the Business Day we receive due proof of death or an election of an annuity payout option;

      2) the greatest Anniversary Value(3) plus net purchase payments paid since that anniversary and reduced by any partial withdrawals made after that anniversary; and

      3) the sum of all net purchase payments, reduced proportionately by any partial withdrawals, accumulated at a 5.0% annual rate of interest (4.5% if elected prior to May 1, 2003) up to a maximum of two times total net purchase payments.

      If you elect the enhanced death benefit and you or any joint Owner dies after attaining age 75 and such death qualifies for a standard death benefit, we will pay an enhanced death benefit equal to the greatest of:

      1) the Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes on the later of the Business Day we receive due proof of death or an election of an annuity payout option;

      2) the greatest Anniversary Value prior to the last Policy anniversary before the Owner attained age 75 plus any net purchase payments paid after that anniversary and reduced proportionately by any partial withdrawals made after that anniversary; and

      3) the sum of all net purchase payments, reduced proportionately by any partial withdrawals, accumulated at a 5.0% annual rate of interest (4.5% if elected prior to May 1, 2003) up to a maximum of two times total net purchase payments.

ACCIDENTAL DEATH BENEFIT

      If you or any joint Owner dies from bodily injury sustained in a common carrier accident, we will pay double the standard death benefit or the enhanced death benefit, as applicable, instead of the amount otherwise payable.

      For the accidental death benefit to be payable, bodily injury must be sustained by the Owner while a passenger in a common carrier. Death must be independent of any sickness or other causes and must occur within 90 days of the date of the accident. We will pay only the standard death benefit or the enhanced death benefit, if applicable, instead of the accidental death benefit, if the Owner's death results from the following: (a) suicide; (b) an act of declared or undeclared war; (c) an injury received while intoxicated; (d) an injury received while the Owner is under the influence of a controlled substance, unless administered on the advice of a physician; or (e) an injury received while committing a felony or engaged in an illegal occupation. The accidental death benefit may not be available in all states.

BENEFICIARY

      When the Owner dies, we will pay any unpaid guaranteed payments to your Beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

      You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interests, they will share equally.

      If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.

-------------
(3) The Anniversary Value equals the Accumulation Value on a Policy anniversary.

      If the Beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.

      If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

IRS REQUIRED DISTRIBUTION

      Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Starting Date, then the entire value of your Policy must be distributed within five years of your death. Therefore, any death benefit must be paid within five years after your death. The five-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies.

FEDERAL TAX MATTERS

      The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

      When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you take a distribution from the Policy. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a "Qualified Policy." If your annuity is independent of any formal retirement or pension plan, it is termed a "Nonqualified Policy." The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan.

[ ] TAXATION OF NONQUALIFIED POLICIES

      If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Policy, the taxpayer generally must include in income any increase in the excess of the Accumulation Value over the investment in the Policy (generally, the purchase payments paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner should discuss these with a tax adviser.

      The following discussion generally applies to Policies owned by natural persons.

- WITHDRAWALS. When a withdrawal from a Nonqualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner's investment in the Policy (generally, the purchase payments paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Policy.

- PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Nonqualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

   -  made on or after the taxpayer reaches age 59-1/2;

   -  made on or after an Owner's death;

   -  attributable to the taxpayer's becoming disabled; or

   - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. You should consult a tax adviser with regard to exceptions from the penalty tax.

- ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract and whether the returns benefit rider is elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

- LUMP SUM PAYMENTS AND PROCEEDS HELD ON DEPOSIT. Annuity payment amounts that are received as a lump sum payment or held on deposit are taxed in the same manner as a surrender of the Policy. In addition, any interest credited to an amount held on deposit is taxed currently as ordinary income.

- TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

- TAX SHELTER REGULATIONS. Prospective owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

- ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

- TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A POLICY. A transfer or assignment of ownership of the Policy, the designation of an Annuitant, the selection of certain Annuity Starting Dates, or the exchange of the Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax adviser as to the tax consequences.

- WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

- MULTIPLE POLICIES. All Nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

- FURTHER INFORMATION. We believe that the Policy qualifies as an annuity contract for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Policy."

[ ] TAXATION OF QUALIFIED POLICIES

      The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law. Also, you may wish to consult a tax and/or financial adviser regarding the use of the Policy within a qualified or other retirement plan, since the purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models that many retirement plans do not provide.

- INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $3,000 or the amount of the owner's taxable compensation for the year. The contributions may be deductible in whole or in part, depending on the individual's adjusted gross income and whether the individual is an active participant in certain types of other retirement plans. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59-1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the enhanced death benefit provision in the Policy comports with IRA qualification requirements.

- ROTH IRAS, as described in Code Section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59-1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from a Roth IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

- CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The Policy includes an enhanced death benefit that in some cases may exceed the greater of the purchase payments or the Accumulation Value (and is not available to non-person Owners). The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the enhanced death benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

- TAX-SHELTERED ANNUITIES under Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a policy that will provide an annuity for the employee's retirement. The Policy will only accept transfers from an existing tax-sheltered annuity contract, and will not accept direct payments of salary reduction contributions. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59-1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Policy includes an enhanced death benefit that in some cases may exceed the greater of the purchase payments or the Accumulation Value. The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in a tax-sheltered annuity. Because the enhanced death benefit may exceed this limitation, individuals using the Policy in connection with such plans should consult their tax adviser.

- OTHER TAX ISSUES. Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

      Distributions from Qualified Policies generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

      "Eligible rollover distributions" from Section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

[ ] POSSIBLE TAX LAW CHANGES

      Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

      We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

MISCELLANEOUS

[ ] DISTRIBUTOR OF THE POLICIES

      Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha 68175, is the principal underwriter of the Policies. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and may also be licensed as insurance agents to sell variable annuities. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to distributors may be up to 6.75% of purchase payments. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policy that are not described under the EXPENSES section of the Prospectus.

[ ] SALES TO EMPLOYEES

      Certain distribution costs and other fees may be waived for Policies owned by employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

[ ] VOTING RIGHTS

      We are the legal owner of the shares of the investment portfolio held by the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the investment portfolios. However, to the extent required by law, we will vote shares held in the Variable Account at meetings of the shareholders of the investment portfolios in accordance with instructions received from Policy Owners. The Series Funds, as mutual funds, generally do not hold regular annual shareholder meetings. To obtain voting instructions from Policy Owners before a meeting of shareholders of a particular investment portfolio, we may send voting instruction material, a voting instruction form and any other related material to Policy Owners with Accumulation Value in the Variable Account corresponding to that investment portfolio. We will vote shares held in a Variable Account for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the investment portfolios in our own right, then we may elect to do so. We may disregard Policy Owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment goals of one or more of the investment portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of an investment portfolio, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, Policy Owners will be advised of that action and of our reasons for doing so in our next report to Policy Owners.

[ ] DISTRIBUTION OF MATERIALS

      We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

[ ] LEGAL PROCEEDINGS

      United of Omaha and its affiliates, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no legal proceedings pending or threatened to which United of Omaha, the Variable Account, or MOIS is a party that are reasonably likely to materially affect the Variable Account, our ability to meet our obligations under the Policy, or MOIS's ability to perform its obligations as distributor of the Policies.

[ ] USA PATRIOT ACT NOTICE

      The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

[ ] PRIVACY NOTICE

      We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the following page.

                                 MUTUAL OF OMAHA
                      PRIVACY NOTICE - PERSONAL INFORMATION

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies. The companies include:

-     Mutual of Omaha Insurance Company

-     Mutual of Omaha Investor Services, Inc.

-     Mutual of Omaha Marketing Corporation

-     United of Omaha Life Insurance Company

-     United World Life Insurance Company

-     Companion Life Insurance Company

-     Exclusive Healthcare, Inc.

-     Omaha Property and Casualty Insurance Company

-     Mutual of Omaha Structured Settlement Company, Inc.

-     Mutual of Omaha Structured Settlement Company of New York, Inc.

This Notice applies to our current as well as former customers regardless of their state of residency unless otherwise specifically indicated in this Notice.

                        WHY YOU ARE RECEIVING THIS NOTICE

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us. Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              PERSONAL INFORMATION

PERSONAL INFORMATION means information that we collect about you such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             INFORMATION WE COLLECT

In the normal course of business we may collect Personal Information about you from:

-     Applications or other forms we receive from you.

-     Your transactions with us, such as your payment history.

-     Your transactions with other companies.

- Mutual of Omaha websites (such as that provided through online forms, site visitor data and online information collecting devices known as "cookies").

- Other sources (such as motor vehicle reports, government agencies and medical information bureaus).

-     Consumer-reporting agencies.

                            YOUR PERSONAL INFORMATION

SHARING WITHIN MUTUAL OF OMAHA

The law allows us to share much of your Personal Information among the Mutual of Omaha companies for many uses including the marketing of our own products. We may do so without your prior authorization, and the law does not allow you to restrict the sharing. The type of information we share could include:

-     Your name.

-     Your income.

-     Your Social Security number.

-     Other identifying information you give us.

-     Your transactions with us, such as your payment history.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                               YOUR PRIVACY CHOICE

NOTE: If you have already instructed us to not share your Personal Information or information about your creditworthiness, it is not necessary to respond again. Your request will remain on file with us until you request a change.

SHARING WITH THIRD PARTIES: FOR ALL CUSTOMERS EXCEPT RESIDENTS OF MINNESOTA, NEW MEXICO AND VERMONT

If you are a resident of any state except Minnesota, New Mexico or Vermont, we may share your Personal Information with third parties outside the Mutual of Omaha companies, such as banks and credit card companies. We do so to inform you about other products or services we or other companies offer that may interest you. We may also share your Personal Information with third parties that we contract with to perform functions on our behalf.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                              YOUR RIGHT TO CHOOSE

If you are a resident of any state except Minnesota, New Mexico and Vermont, you have the right to tell us to not share your Personal Information with third parties outside the Mutual of Omaha companies. Even if you tell us to not share your Personal Information with third parties, we may still disclose your Personal Information for those purposes that are required or permitted by law. For example:

-     To respond to a judicial process or government regulatory authority.

-     To process an insurance product or service that you request.

-     To maintain or service your account, such as paying a claim.

- To allow third parties with whom we have contracted to perform insurance functions on our behalf.

If you tell us to not share your Personal Information with third parties outside Mutual of Omaha, that instruction will apply to all the products you have with Mutual of Omaha. If there are multiple owners of any insurance product or service, any one of you may request that we not share information on behalf of yourself and the other owners.

We will honor your instructions for as long as you are our customer and for as long thereafter as we keep information about you.

If you wish to tell us to not share your Personal Information with third parties outside Mutual of Omaha, please tell us by telephone at 1-800-522-6912.

SHARING WITH THIRD PARTIES: FOR CUSTOMERS WHO ARE RESIDENTS OF MINNESOTA, NEW MEXICO AND VERMONT

If you are a resident of Minnesota, New Mexico or Vermont, the laws of these states prevent us from sharing Personal Information about you with third parties outside the Mutual of Omaha companies. Unless you authorize us to do so, we may not share certain of your Personal Information with third parties. Since the Mutual of Omaha companies do not share such information with third parties, we are not requesting your authorization.

Vermont law also requires us to inform our customers residing in Vermont of the methods by which you may exercise your right to authorize us to share your Personal Information with third parties. At such time as we might request your authorization, we will inform you of those methods.

However, even without your authorization, we may share your Personal Information with third parties in those circumstances where sharing is permitted or required by law. For example:

-     To respond to a judicial process or government regulatory authority.

-     To process an insurance product or service that you request.

-     To maintain or service your account, such as paying a claim.

- To allow third parties with whom we have contracted to perform insurance functions on our behalf.

We do not sell names or other information about our Minnesota, New Mexico and Vermont customers to third parties for marketing purposes.

We do not share the medical information of our Minnesota, New Mexico or Vermont customers except to the extent we are required or permitted to under federal or state law.

SHARING OF CERTAIN INFORMATION ABOUT YOUR CREDITWORTHINESS: FOR ALL CUSTOMERS EXCEPT RESIDENTS OF VERMONT

If you are a resident of any state except Vermont, we may share certain information about your creditworthiness among the Mutual of Omaha companies. We do so to make it easier to do business with us. It also lets us better match our products and services with your needs. For example, one of our insurance companies may share information with another of our insurance companies. Creditworthiness includes:

-     Your marital status.

-     Your income.

-     Your employment history.

-     Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.

If you prefer us to not share this information, please tell us by telephone at 1-800-522-6912.

SHARING OF CERTAIN INFORMATION ABOUT YOUR CREDITWORTHINESS: FOR CUSTOMERS WHO ARE RESIDENTS OF VERMONT

If you are a resident of Vermont and you have given us your written consent, we may share information about your creditworthiness among the Mutual of Omaha companies. We do so to simplify doing business with us and to better match our products and services to your needs. Creditworthiness includes:

-     Your marital status.

-     Your income.

-     Your employment history.

-     Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.

We customarily request your written consent to the sharing of this information among our family of companies when you complete an application for one of our products or services. We will not share information about your creditworthiness without your prior written consent.

                         HOW WE PROTECT YOUR INFORMATION

We restrict access to your Personal Information. It is given only to the employees of Mutual of Omaha and others who need to know the information to provide our insurance or financial services to you.

We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

                                 MUTUAL OF OMAHA
                            MONTANA PRIVACY ADDENDUM

The following additional information applies to residents of Montana.

                INFORMATION FROM INSURANCE-SUPPORT ORGANIZATIONS

Like most insurance companies, the Mutual of Omaha family of companies obtains personal information about applicants and policyholders from other organizations which are referred to as "insurance-support organizations".

These organizations furnish personal information about applicants and policyholders for use in a number of insurance transactions, such as underwriting and claims activity. These organizations may retain Personal Information about you and provide it to other persons or other companies.

                          YOUR RIGHTS UNDER MONTANA LAW

Under Montana law, you have the following rights regarding your Personal
Information:

Your Rights to Access Your Personal Information. Under Montana law, you have the right to access and obtain a copy of personal information which we have recorded about you. To exercise the right, you should:

- Properly identify yourself with your full name and policy and/or account numbers.

-     Submit a written request to us for your personal information.

-     Generally describe the personal information you are requesting.

Within 30 days after the receipt of your request, we will inform you of the nature and substance of the personal information we have recorded about you. We may do so in writing, by telephone or other oral communication.

We will also provide a copy of your personal information to you within 30 days after the receipt of your request, as long as the information is reasonably locatable and retrievable by us.

We will also disclose to you the identity, if it was recorded, of those persons to whom we have disclosed your personal information in the 24-month period preceding the date of your request. In the unlikely event that the identity of the person to whom your personal information was disclosed was not recorded, we will provide you with a description of the types of persons to whom we normally disclose the type of personal information involved in your request.

We may charge you a nominal fee to provide you with copies of requested personal information. The fee will be calculated to allow us to recover our costs of providing the information to you.

Your Rights to Correct Your Personal Information. Montana law also gives you the right to correct, amend or delete personal information we may have recorded about you.

We will have 30 days after the receipt of such a request from you to act on it. Within that time, we will either take the action you request or notify you that we cannot do so. If we notify you that we cannot do so, we will:

- Notify you in writing of our refusal to make the correction, amendment or deletion.

-     Give you the reasons for our refusal.

- Inform you of your right to file a statement with the Montana Commissioner of Insurance about your disagreement with our action.

Disclosures of Your Medical Information. We are legally entitled in a limited number of circumstances to disclose medical information we may have about you. Under Montana law and upon written request to us, you are entitled to receive a record of disclosures of your medical records which we may make about you. If we do receive such a request from you, we will give you:

- The name, address and institutional affiliation, if any, of each person receiving your medical information during the prior 3 years.

-     The date the person examined or received your medical information.

- A description of the information disclosed, unless it would not be practical to provide such a description.

How to Exercise Your Rights. If you wish to exercise any of your rights under Montana law as provided for in this notice, please write to us at:

                        Mutual of Omaha
                        Attn. Privacy Notice
                        Mutual of Omaha Plaza
                        Omaha, NE  68175-0001

When you write to us, please provide us with your full name, complete address and your policy and/or account numbers.

DO YOU HAVE QUESTIONS?

If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact: Security Benefit Group of Companies, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497. Telephone 1-800-238-9354.